Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended June 30, 2012

Boston Properties, Inc.

Second Quarter 2012

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Value-Added Fund	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties - Lease Expiration Roll Out	26
Grand Total - Office, Office/Technical, Industrial and Retail Properties	27
Boston Lease Expiration Roll Out	28-29
New York Lease Expiration Roll Out	30-31
Princeton Lease Expiration Roll Out	32-33
San Francisco Lease Expiration Roll Out	34-35
Washington, DC Lease Expiration Roll Out	36-37
CBD/Suburban Lease Expiration Roll Out	38-39
Hotel and Residential Performance	40
Same Property Occupancy Analysis	41
Same Property Performance	42
Reconciliation to Same Property Performance and Net Income	43-44
Leasing Activity	45
Capital Expenditures, Tenant Improvements and Leasing Commissions	46
Acquisitions/Dispositions	47
Value Creation Pipeline - Construction in Progress	48
Value Creation Pipeline - Land Parcels and Purchase Options	49
Definitions	50-52

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photo: Embarcadero Center, San Francisco, CA)

Boston Properties, Inc.

Second Quarter 2012

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, New York, Princeton, San Francisco, and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, three residential properties and three retail properties. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-three individuals averages twenty-eight years of real estate experience and eighteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of the Board of Directors and Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Executive Vice President, National Director of Acquisitions and Development; and Michael E. LaBelle, Senior Vice President, Chief Financial Officer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other senior officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of ten distinguished members, the majority of whom serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy that includes the following:

•

concentrating on carefully selected markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities;

•	selectively acquiring assets which increase its penetration in these select markets;

•	taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise;

•	pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and

•	continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of June 30, 2012)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, New York, Princeton, San Francisco and Washington, DC
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures, other than the Value-Added Fund)	150
Total Square Feet (includes unconsolidated joint ventures, other than the Value-Added Fund, and structured parking)	58.0 million
Common Shares and Units Outstanding (as converted, but excluding outperformance plan units)	170.3 million
Dividend - Quarter/Annualized	$0.55/$2.20
Dividend Yield	2.03%
Total Combined Market Capitalization	$28.8 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

Second Quarter 2012

INVESTOR INFORMATION

Board of Directors		Management

Mortimer B. Zuckerman Chairman of the Board and Chief Executive Officer	Dr. Jacob A. Frenkel Director	Raymond A. Ritchey Executive Vice President, National Director of Acquisitions & Development	Robert E. Pester Senior Vice President and Regional Manager of San Francisco

Douglas T. Linde	Matthew J. Lustig	Michael E. LaBelle	Robert E. Selsam
President and Director	Director	Senior Vice President, Chief Financial Officer	Senior Vice President and Regional Manager of New York

Lawrence S. Bacow	Alan J. Patricof
Director	Director, Chair of Audit Committee	Peter D. Johnston Senior Vice President and Regional Manager of Washington, DC	Frank D. Burt Senior Vice President, General Counsel

Zoë Baird Budinger	Martin Turchin
Director, Chair of Nominating & Corporate Governance Committee	Director	Bryan J. Koop Senior Vice President and Regional Manager of Boston	Michael R. Walsh Senior Vice President, Finance

Carol B. Einiger	David A. Twardock	Mitchell S. Landis	Arthur S. Flashman
Director	Director, Chair of Compensation Committee	Senior Vice President and Regional Manager of Princeton	Vice President, Controller

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com	Inquiries should be directed to
	Stock Exchange Listing New York Stock Exchange		Michael Walsh, Senior Vice President, Finance
at 617.236.3410 or
mwalsh@bostonproperties.com
Arista Joyner, Investor Relations Manager
at 617.236.3343 or
ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011

High Closing Price	$109.75	$107.57	$101.59	$112.36	$108.35
Low Closing Price	$99.03	$97.49	$84.72	$89.10	$93.91
Average Closing Price	$104.47	$102.95	$94.31	$102.48	$102.20
Closing Price, at the end of the quarter	$108.37	$104.99	$99.60	$89.10	$106.16
Dividends per share - annualized	$2.20	$2.20	$2.20	$2.00	$2.00
Closing dividend yield - annualized	2.03%	2.10%	2.21%	2.24%	1.88%
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding outperformance plan units) (thousands) (1)	170,266	168,956	167,733	167,729	167,281
Closing market value of outstanding shares and units (thousands)	$18,451,727	$17,738,690	$16,706,207	$14,944,654	$17,758,551

(1)	For additional detail, see page 12.

Timing

Quarterly results for the next four quarters will be announced according to the following schedule:

Third Quarter 2012	Tentatively October 23, 2012
Fourth Quarter 2012	Tentatively January 29, 2013
First Quarter 2013	Tentatively April 30, 2013
Second Quarter 2013	Tentatively July 30, 2013

Boston Properties, Inc.

Second Quarter 2012

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies

John Eade	Omotayo Okusanya	Tom Truxillo	George Hoglund
Argus Research Company	Jefferies & Co.	Bank of America Merrill Lynch	Fitch Ratings
212.427.7500	212.336.7076	980.386.5212	212.908.9149

Jeffrey Spector / Jamie Feldman	Mitch Germain	Thomas Cook	Karen Nickerson
Bank of America Merrill Lynch	JMP Securities	Citi Investment Research	Moody’s Investors Service
212.449.6329 / 212.449.6339	212.906.3546	212.723.1112	212.553.4924

Ross Smotrich / Michael Lewis	Anthony Paolone / Joseph Dazio	John Giordano	Susan Madison
Barclays Capital	J.P. Morgan Securities	Credit Suisse Securities	Standard & Poor’s
212.526.2306 / 212.526.3098	212.622.6682 / 212.622.6416	212.538.4935	212.438.4516

David Toti / Evan Smith	Jordan Sadler / Craig Mailman	Mark Streeter
Cantor Fitzgerald	KeyBanc Capital Markets	J.P. Morgan Securities
212-829-5224 / 215-915-1220	917.368.2280 / 917.368.2316	212.834.5086

Michael Bilerman / Joshua Attie	Robert Stevenson	Thierry Perrein / Jason Jones
Citigroup Global Markets	Macquarie Research	Wells Fargo
212.816.1383 / 212.816.1685	212.857.6168	704.715.8455 / 704.715.7932

James Sullivan / Stephen Boyd	Chris Caton
Cowen and Company	Morgan Stanley
646.562.1380 / 646.562.1382	415.576.2637

John Perry / Vin Chao	Rich Moore / Mike Carroll
Deutsche Bank Securities	RBC Capital Markets
212.250.4912 / 212.250.6799	440.715.2646 / 440.715.2649

Michael Knott / Jed Reagan	Alexander Goldfarb / James Milam
Green Street Advisors	Sandler O’Neill & Partners
949.640.8780 / 949.640.8780	212.466.7937 / 212.466.8066

David Harris	John Guinee / Erin Aslakson
Imperial Capital	Stifel, Nicolaus & Company
212.351.9429	443.224.1307 / 443.224.1350

Steve Sakwa / George Auerbach	Ross Nussbaum
ISI Group	UBS Securities
212.446.9462 / 212.446.9459	212.713.2484

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Second Quarter 2012

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9-11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 50-52.

	Three Months Ended
	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11
Selected Items:

Revenue	$472,897	$445,227	$449,926	$449,703	$433,867
Straight-line rent (1)	$21,434	$21,929	$21,404	$23,075	$24,571
Fair value lease revenue (1) (2)	$17,440	$17,863	$19,756	$19,955	$20,537
Revenue from residential units	$3,793	$3,140	$2,440	$1,515	$221
Company share of funds from operations from unconsolidated joint ventures	$44,704	$34,842	$36,138	$36,960	$35,562
Lease termination fees (included in revenue) (1)	$16,258	$3,387	$7,168	$8,976	$231
Ground rent expense (3)	$5,023	$8,224	$4,897	$4,686	$2,405
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	$6,820	$8,264	$9,815	$9,813	$9,657
Capitalized interest	$10,077	$11,201	$12,188	$13,004	$11,958
Capitalized wages	$3,309	$2,668	$2,856	$2,710	$2,876
Operating Margins [(rental revenue - rental expense)/rental revenue] (4)	66.1%	65.3%	66.3%	66.6%	67.5%
Gains (losses) from early extinguishments of debt (5)	$274	$767	$(1,494)	$—	$—
Net income attributable to Boston Properties, Inc.	$119,070	$64,632	$101,644	$70,542	$60,214
Funds from operations (FFO) attributable to Boston Properties, Inc.	$206,817	$166,943	$179,298	$190,274	$181,569
FFO per share - diluted	$1.37	$1.12	$1.21	$1.28	$1.23
Net income attributable to Boston Properties, Inc. per share - basic	$0.79	$0.44	$0.69	$0.48	$0.41
Net income attributable to Boston Properties, Inc. per share - diluted	$0.79	$0.43	$0.69	$0.48	$0.41
Dividends per common share	$0.55	$0.55	$0.55	$0.50	$0.50
Funds available for distribution to common shareholders and common unitholders (FAD) (6)	$174,910	$119,909	$103,460	$162,496	$156,895

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (7)	3.38	2.88	2.99	3.29	3.16
Interest Coverage Ratio (including capitalized interest) - cash basis (7)	3.04	2.57	2.64	2.85	2.77
FFO Payout Ratio (8)	40.15%	49.11%	45.45%	39.06%	40.65%
FAD Payout Ratio (9)	53.14%	76.91%	88.41%	51.17%	52.84%

	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11
Capitalization:

Common Stock Price @ Quarter End	$108.37	$104.99	$99.60	$89.10	$106.16
Equity Value @ Quarter End	$18,451,727	$17,738,690	$16,706,207	$14,944,654	$17,758,551
Total Consolidated Debt	$8,896,207	$7,960,626	$8,704,138	$7,950,363	$7,941,643
Total Consolidated Market Capitalization	$27,347,934	$25,699,316	$25,410,345	$22,895,017	$25,700,194
Total Consolidated Debt/Total Consolidated Market Capitalization (10)	32.53%	30.98%	34.25%	34.73%	30.90%

BXP’s Share of Joint Venture Debt	$1,440,541	$1,436,587	$1,433,687	$1,532,963	$1,534,029
Total Combined Debt	$10,336,748	$9,397,213	$10,137,825	$9,483,326	$9,475,672
Total Combined Market Capitalization (11)	$28,788,475	$27,135,903	$26,844,032	$24,427,980	$27,234,223
Total Combined Debt/Total Combined Market Capitalization (11) (12)	35.91%	34.63%	37.77%	38.82%	34.79%

(1)	Includes the Company’s share of unconsolidated joint venture amounts. For additional detail, see page 17.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Includes non-cash straight-line adjustments to ground rent. For the three months ended March 31, 2012, the straight-line ground rent expense also includes a one-time adjustment of approximately $3.2 million. See page 11 for the straight-line adjustments to the ground rent expense.
(4)	Rental Expense consists of operating expenses, real estate taxes and ground rent expense. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $12,824, $12,124, $12,084, $13,838 and $12,859 for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively.
(5)	During the three months ended June 30, 2012, the Company recognized a gain from early extinguishment of debt totaling approximately $0.3 million comprised of the acceleration of the remaining balance of the historical fair value debt adjustment related to the repayment of the Company’s One Freedom Square mortgage loan. During the three months ended March 31, 2012, the Company recognized a net gain from early extinguishments of debt aggregating approximately $0.8 million comprised of (1) approximately $0.9 million from the acceleration of the remaining balance of the historical fair value debt adjustment related to the repayment of the Company’s Bay Colony Corporate Center mortgage loan offset by (2) costs totaling approximately $0.1 million related to the redemption/repurchase of the remaining $576.2 million aggregate principal amount of the Company’s Operating Partnership’s 2.875% exchangeable senior notes due 2037. During the three months ended December 31, 2011, the Company recognized losses from early extinguishments of debt aggregating approximately $1.5 million consisting of (1) approximately $0.6 million related to the repurchase of $50.0 million aggregate principal amount of the Company’s Operating Partnership’s 2.875% exchangeable senior notes due 2037, (2) approximately $0.5 million related to the repayment of the Company’s Reservoir Place mortgage loan and (3) approximately $0.4 million related to the termination of the Company’s Atlantic Wharf construction loan facility.
(6)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.
(7)	For additional detail, see page 11.
(8)	FFO Payout Ratio is defined as dividends per share to common shareholders divided by FFO per share.
(9)	FAD Payout Ratio is defined as distributions to common shareholders and unitholders divided by FAD.
(10)	For disclosures related to our definition of Total Consolidated Debt to Total Consolidated Market Capitalization Ratio, see page 50.
(11)	For additional detail, see page 12.
(12)	For disclosures related to our definition of Total Combined Debt to Total Combined Market Capitalization Ratio, see page 50.

Boston Properties, Inc.

Second Quarter 2012

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11
ASSETS
Real estate	$13,143,487	$12,937,143	$12,303,965	$12,031,660	$11,786,353
Construction in progress (1)	732,734	870,006	818,685	899,302	982,318
Land held for future development	270,169	268,030	266,822	266,834	284,115
Less accumulated depreciation	(2,781,218)	(2,722,605)	(2,642,986)	(2,558,620)	(2,468,165)

Total real estate	11,365,172	11,352,574	10,746,486	10,639,176	10,584,621
Cash and cash equivalents (2)	1,671,997	591,196	1,823,208	1,063,024	780,584
Cash held in escrows (2)	31,381	30,697	40,332	36,759	302,439
Marketable securities	11,036	11,193	9,548	9,312	9,975
Tenant and other receivables, net	43,507	68,275	79,838	47,554	44,470
Related party notes receivable (3)	282,416	281,177	280,442	276,375	276,375
Interest receivable from related party notes receivable (3)	98,866	95,126	89,854	84,782	79,884
Accrued rental income, net	559,646	541,153	522,675	508,838	491,878
Deferred charges, net	504,475	500,957	445,403	441,700	449,014
Prepaid expenses and other assets	41,480	73,132	75,458	102,812	92,470
Investments in unconsolidated joint ventures	670,653	667,377	669,722	770,466	772,502

Total assets	$15,280,629	$14,212,857	$14,782,966	$13,980,798	$13,884,212

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable (2)	$2,877,125	$2,946,760	$3,123,267	$3,179,034	$3,181,469
Unsecured senior notes, net of discount	4,863,413	3,865,369	3,865,186	3,016,986	3,016,837
Unsecured exchangeable senior notes, net of discount	1,155,669	1,148,497	1,715,685	1,754,343	1,743,337
Unsecured line of credit	—	—	—	—	—
Accounts payable and accrued expenses	163,496	165,441	155,139	143,694	145,811
Dividends and distributions payable	93,353	92,615	91,901	83,584	83,369
Accrued interest payable	61,947	97,997	69,105	89,555	62,046
Other liabilities	308,354	324,826	293,515	273,789	259,148

Total liabilities	9,523,357	8,641,505	9,313,798	8,540,985	8,492,017

Commitments and contingencies	—	—	—	—	—

Noncontrolling interest:
Redeemable preferred units of the Operating Partnership	51,537	51,537	55,652	55,652	55,652

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 150,715,702, 149,384,341, 148,107,611, 147,627,247, and 146,387,201 outstanding, respectively	1,507	1,494	1,481	1,476	1,464
Additional paid-in capital	5,184,710	5,050,547	4,936,457	4,916,440	4,846,003
Dividends in excess of earnings	(34,463)	(70,609)	(53,080)	(72,941)	(69,537)
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(14,978)	(15,558)	(16,138)	(16,717)	(17,294)

Total stockholders’ equity attributable to Boston Properties, Inc.	5,134,054	4,963,152	4,865,998	4,825,536	4,757,914

Noncontrolling interests:
Common units of the Operating Partnership	573,241	557,930	548,581	559,621	579,211
Property partnerships	(1,560)	(1,267)	(1,063)	(996)	(582)

Total equity	5,705,735	5,519,815	5,413,516	5,384,161	5,336,543

Total liabilities and equity	$15,280,629	$14,212,857	$14,782,966	$13,980,798	$13,884,212

(1)	Represents the portion of the Company’s consolidated development projects which qualify for interest capitalization.
(2)	On September 24, 2010, in connection with the acquisition of 510 Madison Avenue in New York City, the Company caused the assignment of the existing mortgage to a new lender and subsequently increased the amount borrowed to $267.5 million. This amount was fully secured by cash deposits included within the caption “Cash held in escrows.” On August 19, 2011, the mortgage loan was refinanced and the cash deposit was released to the Company.
(3)	The notes receivable consist of (1) a partner loan from the Company to the unconsolidated joint venture entity that owns the General Motors Building totaling $270.0 million and (2) three loans from the Company to the Company’s Value-Added Fund in maximum amounts aggregating $20.3 million, of which an aggregate net amount of approximately $12.4 million has been advanced as of June 30, 2012. The unconsolidated entities have corresponding notes payable to the Company, see pages 17 and 18.

Boston Properties, Inc.

Second Quarter 2012

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11
Revenue
Rental
Base Rent	$372,285	$356,091	$356,418	$358,607	$346,515
Recoveries from tenants	57,475	51,747	51,939	53,194	48,255
Parking and other	23,524	22,427	21,211	21,679	21,098

Total rental revenue	453,284	430,265	429,568	433,480	415,868
Hotel revenue	10,049	6,816	11,632	8,045	8,904
Development and management services	9,564	8,146	8,726	8,178	9,095

Total revenue	472,897	445,227	449,926	449,703	433,867

Expenses
Operating	92,213	89,212	87,205	89,189	82,033
Real estate taxes	69,640	67,234	65,479	64,587	61,600
Hotel operating	6,616	6,099	8,076	6,032	6,281
General and administrative (1) (2)	19,066	27,619	19,329	16,917	18,721
Transaction costs	8	2,104	80	474	1,361
Depreciation and amortization	111,643	108,940	108,318	108,674	110,259

Total expenses	299,186	301,208	288,487	285,873	280,255

Operating income	173,711	144,019	161,439	163,830	153,612
Other income (expense)
Income from unconsolidated joint ventures (3)	21,191	11,721	57,712	11,326	8,882
Interest and other income	2,382	1,646	1,179	1,252	1,953
Gains (losses) from investments in securities (1)	(186)	801	38	(860)	6
Interest expense (4) (5)	(99,901)	(103,237)	(103,308)	(95,117)	(94,583)
Gains (losses) from early extinguishments of debt (6)	274	767	(1,494)	—	—

Income from continuing operations	97,471	55,717	115,566	80,431	69,870
Discontinued operations
Income (loss) from discontinued operations (7) (8)	398	486	(123)	20	(132)
Gain on sale of real estate from discontinued operations (7)	36,877	—	—	—	—
Gain on forgiveness of debt from discontinued operations (8)	—	17,807	—	—	—

Net income	134,746	74,010	115,443	80,451	69,738
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnership	(457)	(546)	(440)	(86)	(503)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	(765)	(801)	(842)	(832)	(842)
Noncontrolling interest - common units of the Operating Partnership (9)	(10,360)	(6,020)	(12,530)	(8,989)	(8,194)
Noncontrolling interest in discontinued operations - common units of the Operating Partnership (9)	(4,094)	(2,011)	13	(2)	15

Net income attributable to Boston Properties, Inc.	$119,070	$64,632	$101,644	$70,542	$60,214

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to Boston Properties, Inc. per share - basic	$0.79	$0.44	$0.69	$0.48	$0.41

Net income attributable to Boston Properties, Inc. per share - diluted	$0.79	$0.43	$0.69	$0.48	$0.41

(1)	Gains (losses) from investments in securities includes $(186), $801, $38, $(860) and $6 and general and administrative expense includes $349, $(825), $(38), $757 and $(23) for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively, related to the Company’s deferred compensation plan.
(2)	For the three months ended March 31, 2012, general and administrative expense includes approximately $4.5 million related to the resignation of the Company’s Chief Operating Officer.
(3)	For the three months ended December 31, 2011, income from unconsolidated joint ventures includes the gain on sale of Two Grand Central Tower totaling approximately $46.2 million.
(4)	Interest expense is reported net of capitalized interest of $10,077, $11,201, $12,188, $13,004 and $11,958 for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively.
(5)	Includes additional non-cash interest expense related to the adoption of ASC 470-20 (formerly known as FSP No. APB 14-1). For additional detail, see page 12.
(6)	During the three months ended June 30, 2012, the Company recognized a gain from early extinguishment of debt totaling approximately $0.3 million comprised of the acceleration of the remaining balance of the historical fair value debt adjustment related to the repayment of the Company’s One Freedom Square mortgage loan. During the three months ended March 31, 2012, the Company recognized a net gain from early extinguishments of debt aggregating approximately $0.8 million comprised of (1) approximately $0.9 million from the acceleration of the remaining balance of the historical fair value debt adjustment related to the repayment of the Company’s Bay Colony Corporate Center mortgage loan offset by (2) costs totaling approximately $0.1 million related to the redemption/repurchase of the remaining $576.2 million aggregate principal amount of the Company’s Operating Partnership’s 2.875% exchangeable senior notes due 2037. During the three months ended December 31, 2011, the Company recognized losses from early extinguishments of debt aggregating approximately $1.5 million consisting of (1) approximately $0.6 million related to the repurchase of $50.0 million aggregate principal amount of the Company’s Operating Partnership’s 2.875% exchangeable senior notes due 2037, (2) approximately $0.5 million related to the repayment of the Company’s Reservoir Place mortgage loan and (3) approximately $0.4 million related to the termination of the Company’s Atlantic Wharf construction loan facility.
(7)	On May 17, 2012, the Company completed the sale of its Bedford Business Park properties located in Bedford, Massachusetts for approximately $62.8 million in cash. Net cash proceeds totaled approximately $62.0 million, resulting in a gain on sale of approximately $36.9 million. The operating results of the properties through the date of sale have been classified as discontinued operations on a historical basis for all periods presented.
(8)	On January 31, 2012, the servicer of the non-recourse mortgage loan collateralized by the Company’s Montvale Center property located in Gaithersburg, Maryland foreclosed on the property. As a result of the foreclosure, the mortgage loan totaling $25.0 million was extinguished and the related obligations were satisfied with the transfer of the real estate and working capital to the servicer. The transaction resulted in a gain on forgiveness of debt of approximately $17.8 million. The operating results of the property through the date of foreclosure have been classified as discontinued operations on a historical basis for all periods presented.
(9)	Equals noncontrolling interest - common units of the Operating Partnership’s share of 10.54%, 10.67%, 10.77%, 11.02% and 11.61% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively.

Certain prior period amounts have been reclassified to conform to the current period presentation.

Boston Properties, Inc.

Second Quarter 2012

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11
Net income attributable to Boston Properties, Inc.	$119,070	$64,632	$101,644	$70,542	$60,214
Add:
Noncontrolling interest in discontinued operations - common units of the Operating Partnership	4,094	2,011	(13)	2	(15)
Noncontrolling interest - common units of the Operating Partnership	10,360	6,020	12,530	8,989	8,194
Noncontrolling interest - redeemable preferred units of the Operating Partnership	765	801	842	832	842
Noncontrolling interests in property partnerships	457	546	440	86	503

Less:
Income (loss) from discontinued operations	398	486	(123)	20	(132)
Gain on sale of real estate from discontinued operations	36,877	—	—	—	—
Gain on forgiveness of debt from discontinued operations	—	17,807	—	—	—

Income from continuing operations	97,471	55,717	115,566	80,431	69,870
Add:
Real estate depreciation and amortization (1)	135,030	132,490	133,415	134,777	137,495
Income (loss) from discontinued operations	398	486	(123)	20	(132)
Less:
Gains on sales of real estate included within income from unconsolidated joint ventures (2)	—	—	46,166	—	—
Noncontrolling interests in property partnerships’ share of funds from operations	956	1,010	904	549	966
Noncontrolling interest - redeemable preferred units of the Operating Partnership	765	801	842	832	842

Funds from operations (FFO) attributable to the Operating Partnership	231,178	186,882	200,946	213,847	205,425
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	24,361	19,939	21,648	23,573	23,856

FFO attributable to Boston Properties, Inc. (3)	$206,817	$166,943	$179,298	$190,274	$181,569

FFO per share - basic	$1.38	$1.13	$1.21	$1.29	$1.24

Weighted average shares outstanding - basic	150,312	148,343	147,732	147,006	145,864

FFO per share - diluted	$1.37	$1.12	$1.21	$1.28	$1.23

Weighted average shares outstanding - diluted	152,047	150,140	149,435	149,083	148,156

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $111,643, $108,940, $108,318, $108,674 and $110,259, our share of unconsolidated joint venture real estate depreciation and amortization of $23,513, $23,121, $24,592, $25,633 and $26,680, and depreciation and amortization from discontinued operations of $243, $797, $863, $821 and $821, less corporate related depreciation of $369, $368, $358, $351 and $265 for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively.
(2)	For the three months ended December 31, 2011, consists of the gain on sale of Two Grand Central Tower included within income from unconsolidated joint ventures in the Company’s consolidated statements of operations.
(3)	Based on weighted average basic shares for the quarter. The Company’s share for the quarter ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011 was 89.46%, 89.33%, 89.23%, 88.98% and 88.39%, respectively.

Boston Properties, Inc.

Second Quarter 2012

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)

Basic FFO	$231,178	168,018	$186,882	166,060	$200,946	165,569	$213,847	165,219	$205,425	165,029
Effect of Dilutive Securities
Convertible Preferred Units	765	1,353	801	1,394	842	1,461	832	1,461	842	1,461
Stock based compensation and exchangeable senior notes	—	382	—	403	—	242	—	616	—	831

Diluted FFO	$231,943	169,753	$187,683	167,857	$201,788	167,272	$214,679	167,296	$206,267	167,321

Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted funds from operations	24,192	17,706	19,810	17,717	21,517	17,837	23,371	18,213	23,625	19,165

Company’s share of diluted FFO (1)	$207,751	152,047	$167,873	150,140	$180,271	149,435	$191,308	149,083	$182,642	148,156

FFO per share - basic	$1.38		$1.13		$1.21		$1.29		$1.24

FFO per share - diluted	$1.37		$1.12		$1.21		$1.28		$1.23

(1)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011 was 89.57%, 89.45%, 89.34%, 89.11% and 88.55%, respectively.

Boston Properties, Inc.

Second Quarter 2012

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11
Basic FFO (see page 9)	$231,178	$186,882	$200,946	$213,847	$205,425
2nd generation tenant improvements and leasing commissions	(36,519)	(50,678)	(60,564)	(18,158)	(16,639)
Straight-line rent (1)	(21,434)	(21,929)	(21,404)	(23,075)	(24,571)
Recurring capital expenditures	(5,005)	(1,796)	(18,299)	(7,120)	(2,785)
Fair value interest adjustment (1)	1,292	202	(80)	(97)	(208)
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	6,820	8,264	9,815	9,813	9,657
Fair value lease revenue (1) (2)	(17,440)	(17,863)	(19,756)	(19,955)	(20,537)
Hotel improvements, equipment upgrades and replacements	(190)	(187)	(799)	(1,239)	(1,478)
Straight-line ground rent expense adjustment (3)	1,838	5,032	1,788	1,687	682
Non real estate depreciation	369	368	358	351	265
Stock-based compensation (4)	6,755	11,358	5,970	5,937	5,909
Non-cash losses (gains) from early extinguishments of debt	(282)	(914)	1,494	—	—
Non-cash termination adjustment (including fair value lease amounts)	4,938	56	(573)	(335)	—
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	2,590	1,114	4,564	840	1,175

Funds available for distribution to common shareholders and common unitholders (FAD)	$174,910	$119,909	$103,460	$162,496	$156,895

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	30-Jun-12	31-Mar-12	31-Dec-11	30-Sep-11	30-Jun-11
Excluding Capitalized Interest
Income from continuing operations	$97,471	$55,717	$115,566	$80,431	$69,870
Interest expense	99,901	103,237	103,308	95,117	94,583
Depreciation and amortization expense	111,643	108,940	108,318	108,674	110,259
Depreciation and amortization expense from unconsolidated joint ventures	23,513	23,121	24,592	25,633	26,680
Gains on sales of real estate included within income from unconsolidated joint ventures	—	—	(46,166)	—	—
Interest expense - discontinued operations	—	222	659	660	653
Depreciation and amortization expense - discontinued operations	243	797	863	821	821
Income (loss) from discontinued operations	398	486	(123)	20	(132)
Non-cash losses (gains) from early extinguishments of debt	(282)	(914)	1,494	—	—
Non-cash termination adjustment (including fair value lease amounts)	4,938	56	(573)	(335)	—
Stock-based compensation	6,755	11,358	5,970	5,937	5,909
Straight-line ground rent expense adjustment (3)	1,838	5,032	1,788	1,687	682
Straight-line rent (1)	(21,434)	(21,929)	(21,404)	(23,075)	(24,571)
Fair value lease revenue (1) (2)	(17,440)	(17,863)	(19,756)	(19,955)	(20,537)

Subtotal	307,544	268,260	274,536	275,615	264,217
Divided by:

Adjusted interest expense (5) (6) (7)	91,027	93,107	91,929	83,678	83,495

Interest Coverage Ratio	3.38	2.88	2.99	3.29	3.16

Including Capitalized Interest
Income from continuing operations	$97,471	$55,717	$115,566	$80,431	$69,870
Interest expense	99,901	103,237	103,308	95,117	94,583
Depreciation and amortization expense	111,643	108,940	108,318	108,674	110,259
Depreciation and amortization expense from unconsolidated joint ventures	23,513	23,121	24,592	25,633	26,680
Gains on sales of real estate included within income from unconsolidated joint ventures	—	—	(46,166)	—	—
Interest expense - discontinued operations	—	222	659	660	653
Depreciation and amortization expense - discontinued operations	243	797	863	821	821
Loss from discontinued operations	398	486	(123)	20	(132)
Non-cash losses (gains) from early extinguishments of debt	(282)	(914)	1,494	—	—
Non-cash termination income (including fair value lease amounts)	4,938	56	(573)	(335)	—
Stock-based compensation	6,755	11,358	5,970	5,937	5,909
Straight-line ground rent expense adjustment (3)	1,838	5,032	1,788	1,687	682
Straight-line rent (1)	(21,434)	(21,929)	(21,404)	(23,075)	(24,571)
Fair value lease revenue (1) (2)	(17,440)	(17,863)	(19,756)	(19,955)	(20,537)

Subtotal	307,544	268,260	274,536	275,615	264,217

Divided by:
Adjusted interest expense (5) (6) (7) (8)	101,104	104,308	104,117	96,682	95,453

Interest Coverage Ratio	3.04	2.57	2.64	2.85	2.77

(1)	Includes the Company’s share of unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	For additional information, see page 6.
(4)	For the three months ended March 31, 2012, stock-based compensation includes approximately $2.7 million consisting of the acceleration of vesting of the Company’s Chief Operating Officer’s stock-based compensation awards associated with his resignation.
(5)	Excludes the impact of the ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment of $6,820, $8,264, $9,815, $9,813 and $9,657 for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively.
(6)	Excludes amortization of financing costs of $2,054, $2,088, $2,223, $2,286 and $2,084 for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively.
(7)	Includes interest expense from discontinued operations of $0, $222, $659, $660 and $653 for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively.
(8)	Includes capitalized interest of $10,077, $11,201, $12,188, $13,004 and $11,958 for the three months ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011 and June 30, 2011, respectively.

Boston Properties, Inc.

Second Quarter 2012

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

										Aggregate Principal June 30, 2012
Mortgage Notes Payable										$2,857,892
Unsecured Line of Credit										—
Unsecured Senior Notes, at face value										4,875,000
Unsecured Exchangeable Senior Notes, at face value										1,197,500

Total Debt										8,930,392
Fair Value Adjustment on Mortgage Notes Payable										19,233
Discount on Unsecured Senior Notes										(11,587)
Discount on Unsecured Exchangeable Senior Notes										(2,368)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment (1)										(39,463)

Total Consolidated Debt										$8,896,207

Boston Properties Limited Partnership Unsecured Senior Notes
Settlement Date	6/11/2012	11/10/2011	11/18/2010	4/19/2010	10/9/2009	5/22/2003	3/18/2003	1/17/2003	12/13/2002	Total/ Average

Original Principal Amount	$1,000,000	$850,000	$850,000	$700,000	$700,000	$250,000	$300,000	$175,000	$750,000	$5,575,000
Principal Amount at Quarter End	$1,000,000	$850,000	$850,000	$700,000	$700,000	$250,000	$300,000	$42,568	$182,432	$4,875,000
Yield (on issue date)	3.954%	3.853%	4.289%	5.708%	5.967%	5.194%	5.693%	6.291%	6.381%	5.01%
Coupon	3.850%	3.700%	4.125%	5.625%	5.875%	5.000%	5.625%	6.250%	6.250%	4.89%
Public Offering Price	99.779%	99.767%	99.260%	99.891%	99.931%	99.329%	99.898%	99.763%	99.650%	99.70%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)	A- (stable)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	2/1/2023	11/15/2018	5/15/2021	11/15/2020	10/15/2019	6/1/2015	4/15/2015	1/15/2013	1/15/2013
Discount	$2,193	$1,837	$5,860	$679	$378	$502	$90	$7	$41	$11,587

Unsecured Senior Notes, net of discount	$997,807	$848,163	$844,140	$699,321	$699,622	$249,498	$299,910	$42,561	$182,391	$4,863,413

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes

Settlement Date				8/19/2008	4/6/2006					Total/ Average

Original Principal Amount				$747,500	$450,000					$1,197,500
Principal Amount at Quarter End				$747,500	$450,000					$1,197,500
Yield (on issue date)				4.037%	3.787%					3.94%
GAAP Yield				6.555%	5.958%					6.33%
Coupon				3.625%	3.750%
Exchange Rate				8.5051	10.0066
Exchange Price				$134.94 (2)	$99.93
Diluted share impact for the current quarter				—	196					196
First Optional Redemption Date				N/A	5/18/2013
Maturity Date				2/15/2014	5/15/2036
Discount				$2,368	$—					$2,368
ASC 470-20 (FSP APB 14-1) Adjustment (1)				$31,052	$8,411					$39,463

Unsecured Senior Exchangeable Notes				$714,080	$441,589					$1,155,669

Equity
(in thousands)

								Shares/ Units Outstanding as of 06/30/2012	Common Stock Equivalents	Equivalent Value (3)
Common Stock								150,716	150,716 (4)	$16,333,093
Common Operating Partnership Units								18,197	18,197 (5)	$1,972,009
Series Two Preferred Operating Partnership Units								1,031	1,353	$146,625

Total Equity									170,266	$18,451,727

Total Consolidated Debt										$8,896,207

Total Consolidated Market Capitalization										$27,347,934

BXP’s share of Joint Venture Debt										$1,440,541 (6)
Total Combined Debt (7)										$10,336,748

Total Combined Market Capitalization (8)										$28,788,475

(1)	Represents the remaining debt discount which will be amortized over the period during which the exchangeable senior notes are expected to be outstanding (i.e., through the first optional redemption dates or, in the case of the exchangeable senior notes due 2014, the maturity date) as additional non-cash interest expense.
(2)	The initial exchange rate is 8.5051 shares per $1,000 principal amount of the notes (or an initial exchange price of approximately $117.58 per share of Boston Properties, Inc.'s common stock). In addition, the Company entered into capped call transactions with affiliates of certain of the initial purchasers, which are intended to reduce the potential dilution upon future exchange of the notes. The capped call transactions are expected to have the effect of increasing the effective exchange price to the Company of the notes from $117.58 to approximately $137.17 per share (subject to adjustments), representing an overall effective premium of approximately 40% over the closing price on August 13, 2008 of $97.98 per share of Boston Properties, Inc.’s common stock. The net cost of the capped call transactions was approximately $44.4 million. As of June 30, 2012, the exchange price was $134.94 per share.
(3)	Values based on June 30, 2012 closing price of $108.37 per share of common stock.
(4)	Includes 80 shares of restricted stock.
(5)	Includes 1,683 long-term incentive plan units, but excludes 800 unvested outperformance plan units.
(6)	Excludes the Company’s share ($282,416) of partner loans made to unconsolidated joint ventures.
(7)	For disclosures relating to our definition of Total Combined Debt, see page 50.
(8)	For disclosures relating to our definition of Total Combined Market Capitalization, see page 50.

Boston Properties, Inc.

Second Quarter 2012

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

as of June 30, 2012

(in thousands)

	2012	2013	2014	2015	2016	Thereafter	Total

Floating Rate Debt
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$—	$—	$—	$—	$—	$—	$—

Fixed Rate Debt

Mortgage Notes Payable	$7,405	$103,209	$87,757	$26,182	$397,629	$2,235,710	$2,857,892
Fair Value Adjustment	2,255	4,271	3,962	4,157	4,226	362	19,233

Mortgage Notes Payable	9,660	107,480	91,719	30,339	401,855	2,236,072	2,877,125

Unsecured Exchangeable Senior Notes, net of discount	—	450,000 (2)	745,132	—	—	—	1,195,132

ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(13,973)	(23,052)	(2,438)	—	—	—	(39,463)

Unsecured Exchangeable Senior Notes	(13,973)	426,948	742,694	—	—	—	1,155,669

Unsecured Senior Notes, net of discount	—	224,952	—	549,408	—	4,089,053	4,863,413

Total Fixed Debt	$(4,313)	$759,380	$834,413	$579,747	$401,855	$6,325,125	$8,896,207

Total Consolidated Debt	$(4,313)	$759,380	$834,413	$579,747	$401,855	$6,325,125	$8,896,207

GAAP Weighted Average Floating Rate Debt	—	—	—	—	—	—	—
GAAP Weighted Average Fixed Rate Debt	6.55%	6.08%	6.46%	5.48%	6.84%	4.84%	5.22%

Total GAAP Weighted Average Rate	6.55%	6.08%	6.46%	5.48%	6.84%	4.84%	5.22%

Total Stated Weighted Average Rate	6.82%	4.94%	4.03%	5.40%	6.83%	4.84%	4.90%

Unsecured Debt

Unsecured Line of Credit - Matures June 24, 2014

(in thousands)

Facility	Outstanding at 06/30/2012	Letters of Credit	Remaining Capacity at 06/30/2012

$750,000	$—	$13,084	$736,916

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity

Unsecured Debt	67.66%	4.55%	5.11%	6.3	years
Secured Debt	32.34%	5.62%	5.47%	5.8	years

Total Consolidated Debt	100.00%	4.90%	5.22%	6.1	years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	—	—	—	—	years
Fixed Rate Debt	100.00%	4.90%	5.22%	6.1	years

Total Consolidated Debt	100.00%	4.90%	5.22%	6.1	years

(1)	Excludes unconsolidated joint ventures. The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions, adjustments required to reflect loans at their fair values upon acquisition and the adjustments required to reflect the nonconvertible debt borrowing rate on the unsecured exchangeable senior notes in accordance with ASC 470-20 (formerly known as FSP APB 14-1).
(2)	Represents aggregate principal amount of our outstanding 3.75% exchangeable senior notes due 2036. Amount is included in the year in which the first optional redemption date occurs.

Boston Properties, Inc.

Second Quarter 2012

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of June 30, 2012

(in thousands)

Property	2012	2013	2014	2015	2016	Thereafter	Total

599 Lexington Avenue	$—	$—	$—	$—	$—	$750,000	$750,000
601 Lexington Avenue	—	2,747	11,321	11,870	12,447	686,615	725,000
John Hancock Tower and Garage	—	—	—	—	—	640,500	640,500	(2)
Embarcadero Center Four	2,451	5,131	5,452	5,794	348,886	—	367,714
505 9th Street	1,105	2,306	2,441	2,585	2,737	113,596	124,770
New Dominion Technology Park, Building Two	—	—	63,000	—	—	—	63,000
140 Kendrick Street	582	47,889	—	—	—	—	48,471	(2)
New Dominion Technology Park, Building One	1,011	2,140	2,304	2,481	2,672	35,822	46,430
Kingstowne Two and Retail	828	1,730	1,837	1,950	29,277	—	35,622	(2)
Sumner Square	474	22,896	—	—	—	—	23,370
Kingstowne One	332	17,062	—	—	—	—	17,394	(2)
University Place	622	1,308	1,402	1,502	1,610	9,177	15,621

	7,405	103,209	87,757	26,182	397,629	2,235,710	2,857,892

Aggregate Fair Value Adjustments	2,255	4,271	3,962	4,157	4,226	362	19,233

	9,660	107,480	91,719	30,339	401,855	2,236,072	2,877,125

Unsecured Exchangeable Senior Notes, net of discount	—	450,000 (3)	745,132	—	—	—	1,195,132
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(13,973)	(23,052)	(2,438)	—	—	—	(39,463)

	(13,973)	426,948	742,694	—	—	—	1,155,669

Unsecured Senior Notes, net of discount	—	224,952	—	549,408	—	4,089,053	4,863,413
Unsecured Line of Credit	—	—	—	—	—	—	—	(4)

	$(4,313)	$759,380	$834,413	$579,747	$401,855	$6,325,125	$8,896,207

% of Total Consolidated Debt	-0.05%	8.53%	9.38%	6.52%	4.52%	71.10%	100.00%
Balloon Payments	—	$761,204	$808,132	$549,408	$372,532	$6,224,282	$8,715,558
Scheduled Amortization	$9,660	$21,228	$28,719	$30,339	$29,323	$100,843	$220,112

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated below.
(3)	Represents aggregate principal amount of our outstanding 3.75% exchangeable senior notes due 2036. Amount is included in the year in which the first optional redemption date occurs.
(4)	The Unsecured Line of Credit matures on June 24, 2014 and has an option for a one-year extension, subject to certain conditions.

Boston Properties, Inc.

Second Quarter 2012

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of June 30, 2012 to show that the Company’s Operating Partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

	Senior Notes Issued Prior to October 9, 2009	Senior Notes Issued On or After October 9, 2009
	June 30, 2012
Total Assets:
Capitalized Property Value (1)	$18,665,585	$19,104,460
Cash and Cash Equivalents	1,671,997	1,671,997
Investments in Marketable Securities	11,036	11,036
Undeveloped Land, at Cost (including Joint Venture %)	286,069	286,069
Development in Process, at Cost (including Joint Venture %)	841,155	841,155

Total Assets	$21,475,842	$21,914,717

Unencumbered Assets	$14,481,401	$14,768,620

Secured Debt (Fixed and Variable)(2)	$2,857,892	$2,857,892
Joint Venture Debt	1,440,541	1,440,541
Contingent Liabilities & Letters of Credit	13,135	13,135
Unsecured Debt (3)	6,072,500	6,072,500

Total Outstanding Debt	$10,384,068	$10,384,068

Consolidated EBITDA:
Income from Continuing Operations (per Consolidated Income Statement)	$97,471	$97,471
Subtract: Income from unconsolidated joint ventures (per Consolidated Income Statement)	(21,191)	(21,191)
Subtract: Gains from early extinguishment of debt (per Consolidated Income Statement)	(274)	(274)
Add: Losses (gains) from Investments in Securities (per Consolidated Income Statement)	186	186
Add: Interest Expense (per Consolidated Income Statement)	99,901	99,901
Add: Depreciation and Amortization (per Consolidated Income Statement)	111,643	111,643

EBITDA	287,736	287,736
Add: Company share of unconsolidated joint venture EBITDA	53,622	53,622

Consolidated EBITDA	$341,358	$341,358

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)	$99,901	$99,901
Add: Company share of unconsolidated joint venture interest expense	22,026	22,026
Less: Amortization of financing costs	(2,054)	(2,054)
Less: Interest expense funded by construction loan draws	—	—

Adjusted Interest Expense	$119,873	$119,873

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	48.4%	47.4%
Secured Debt/Total Assets	Less than 50%	20.0%	19.6%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.85	2.85
Unencumbered Assets/ Unsecured Debt	Greater than 150%	238.5%	243.2%

Unencumbered Consolidated EBITDA		$219,941	$219,941

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		3.20	3.20

% of Unencumbered Consolidated EBITDA to Consolidated EBITDA		64.4%	64.4%

# of unencumbered properties		122	122

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes aggregate fair value adjustment of $19,233.
(3)	Excludes aggregate debt discount of $13,955 and ASC 470-20 (formerly known as FSP APB 14-1) adjustment of $39,463.

Boston Properties, Inc.

Second Quarter 2012

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2012	2013	2014	2015	2016	Thereafter	Total

General Motors Building (60%)	$—	$—	$—	$—	$—	$963,600	$963,600	(1)(2)
125 West 55th Street (60%)	842	1,763	1,874	1,991	2,116	112,245	120,831
Metropolitan Square (51%)	—	662	1,187	1,257	1,332	84,812	89,250
540 Madison Avenue (60%)	120	70,920	—	—	—	—	71,040	(2)
Market Square North (50%)	—	161	993	1,042	1,094	61,710	65,000
901 New York Avenue (25%)	376	782	823	37,590	—	—	39,571
Annapolis Junction (50%)	140	279	279	279	279	19,799	21,055	(3)
500 North Capitol Street, N.W. (30%)	—	—	18,331	—	—	—	18,331	(4)
Annapolis Junction Building Six (50%)	—	6,149	—	—	—	—	6,149	(4)

	1,478	80,716	23,487	42,159	4,821	1,242,166	1,394,827

Aggregate Fair Value Adjustments	3,613	7,186	7,087	7,612	8,177	6,529	40,204

	$5,091	$87,902	$30,574	$49,771	$12,998	$1,248,695	$1,435,031

GAAP Weighted Average Rate	5.57%	6.10%	3.21%	5.29%	5.54%	6.39%	6.28%

% of Total Debt	0.35%	6.13%	2.13%	3.47%	0.91%	87.01%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	3.26%	1.94%	2.38%	3.8	years
Fixed Rate Debt	96.74%	5.85%	6.41%	5.5	years

Total Debt	100.00%	5.72%	6.28%	5.4	years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund. See page 18 for additional information on debt pertaining to the Value-Added Fund.
(1)	Excludes the Company’s share ($270 million) of the aggregate of $450 million of loans made to the joint venture by its partners.
(2)	These properties have a fair value adjustment which are aggregated below.
(3)	Loan has one, three-year extension option, subject to certain conditions.
(4)	Loan has two, one-year extension options, subject to certain conditions.

Boston Properties, Inc.

Second Quarter 2012

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of June 30, 2012

	General Motors Building		125 West 55th Street	Two Grand Central Tower (1)	540 Madison Avenue	Market Square North	Metro- politan Square	901 New York Avenue	Wisconsin Place (2)	Annapolis Junction (3)	Eighth Avenue and 46th Street (4)	500 North Capitol Street, N.W. (4)	Subtotal	Value- Added Fund (5)(6)		Total Uncon- solidated Joint Ventures

Investment (7)	$659,748	(8)	$117,388	$(17)	$70,187	$(11,499)	$10,299	$(1,639)	$50,234	$16,015	$10,454	$1,727	$922,897	$30,172		$953,069

Note Receivable	270,000	(8)	—	—	—	—	—	—	—	—	—	—	270,000	12,416	(9)	282,416

Net Equity (7)	$389,748		$117,388	$(17)	$70,187	$(11,499)	$10,299	$(1,639)	$50,234	$16,015	$10,454	$1,727	$652,897	$17,756		$670,653

Mortgage/ Construction loans payable (7) (10)	$963,600		$120,831	$—	$71,040	$65,000	$89,250	$39,571	$—	$27,204	$—	$18,331	$1,394,827	$45,714		$1,440,541

BXP’s nominal ownership percentage	60.00%		60.00%	60.00%	60.00%	50.00%	51.00%	25.00%	33.33%	50.00%	50.00%	30.00%		37.62%

Results of Operations

(unaudited and in thousands)

for the three months ended June 30, 2012

	General Motors Building	125 West 55th Street	Two Grand Central Tower (1)	540 Madison Avenue	Market Square North	Metro- politan Square	901 New York Avenue		Wisconsin Place (2)	Annapolis Junction (3)		Eighth Avenue and 46th Street (4)	500 North Capitol Street, N.W. (4)	Subtotal	Value- Added Fund (5)(6)		Total Uncon- solidated Joint Ventures
REVENUE
Rental	$60,051	$9,833	$50	$6,986	$5,482	$8,720	$8,830		$1,150	$4,073		$—	$8	$105,183	$4,544		$109,727
Straight-line rent	870	1,673	—	(217)	66	18	(195)		—	(10)		—	—	2,205	589		2,794
Fair value lease revenue	20,575	896	—	1,571	—	—	—		—	—		—	—	23,042	185		23,227
Termination Income	19,645	196	—	446	—	—	—		—	—		—	—	20,287	—		20,287

Total revenue	101,141	12,598	50	8,786	5,548	8,738	8,635		1,150	4,063		—	8	150,717	5,318		156,035

EXPENSES
Operating	20,705	3,822	8	2,789	2,238	3,143	3,032		616	1,234		53	55	37,695	1,566		39,261

NET OPERATING INCOME	80,436	8,776	42	5,997	3,310	5,595	5,603		534	2,829		(53)	(47)	113,022	3,752		116,774

Interest	26,402	3,093	—	1,933	1,597	2,541	2,083		—	192		—	—	37,841	894		38,735
Interest other - partner loans	16,865	—	—	—	—	—	—		—	—		—	—	16,865	309		17,174
Depreciation and amortization	27,647	3,539	—	3,028	799	1,932	1,384		1,375	1,178		—	—	40,882	1,797		42,679

SUBTOTAL	70,914	6,632	—	4,961	2,396	4,473	3,467		1,375	1,370		—	—	95,588	3,000		98,588

Loss on sale of real estate	—	—	(80)	—	—	—	—		—	—		—	—	(80)	—		(80)

NET INCOME/(LOSS)	$9,522	$2,144	$122	$1,036	$914	$1,122	$2,136		$(841)	$1,459		$(53)	$(47)	$17,514	$752		$18,266

BXP’s share of net income/(loss)	$5,713	$1,286	$73	$622	$457	$572	$1,249	(11)	$(283)	$685	(11)	$(27)	$(14)	$10,334	$292	(6)(11)	$10,626

Basis differential (12)	—	232	—	143	—	—	—		—	—		—	—	374	72	(6)	446

Gain on sale of investment	—	—	—	—	—	—	—		—	—		—	—	—	—		—

Elimination of inter-entity interest on partner loan	10,119	—	—	—	—	—	—		—	—		—	—	10,119	—		10,119

Income/(loss) from unconsolidated joint ventures	$15,832	$1,518	$73	$764	$457	$572	$1,249		$(283)	$685		$(27)	$(14)	$20,827	$364	(6)	$21,191

Gain on sale of investment	—	—	—	—	—	—	—		—	—		—	—	—	—		—
BXP’s share of depreciation & amortization	16,588	1,810	—	1,506	399	986	592	(11)	460	589	(11)	—	—	22,930	583	(6)(11)	23,513

BXP’s share of Funds from Operations (FFO)	$32,420	$3,328	$73	$2,270	$856	$1,558	$1,841		$177	$1,274		$(27)	$(14)	$43,757	$947	(6)	$44,704

BXP’s share of net operating income/(loss)	$48,262	$5,183	$25	$3,430	$1,655	$2,853	$1,401		$178	$1,415		$(27)	$(14)	$64,361	$1,405	(6)	$65,766

(1)	The property was sold on October 25, 2011.
(2)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure. The Company’s entity that owns the office component of the project has been consolidated within the accounts of the Company.
(3)	Annapolis Junction includes one property in service, one property in development and two undeveloped land parcels.
(4)	Property is currently not in service (i.e., under construction or undeveloped land). 500 North Capitol Street, N.W. is currently under redevelopment.
(5)	For additional information on the Value-Added Fund, see page 18. Information presented includes costs which relate to the organization and operations of the Value-Added Fund. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented on page 18.
(6)	Represents the Company’s 25% interest in 300 Billerica Road, as well as a 39.5% interest in Mountain View Research Park and Mountain View Technology Park.
(7)	Represents the Company’s share.
(8)	Includes the Company’s share ($270 million) of the aggregate of $450 million of loans made to the joint venture by its partners.
(9)	Represents three loans from the Company to the Value-Added Fund. The loans from the Company bear interest at a fixed rate of 10.0% per annum and mature on December 15, 2012, May 31, 2014 and November 22, 2014.
(10)	Excludes fair value adjustments.
(11)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(12)	Represents adjustment related to the impairment of the carrying values of certain of the Company’s investments in unconsolidated joint ventures.

Boston Properties, Inc.

Second Quarter 2012

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

On January 7, 2008, the Company transferred the Mountain View properties to its Value-Added Fund. In connection with the transfer of the Research Park and Technology Park properties to the Value-Added Fund, the Company and its partners agreed to certain modifications to the Value-Added Fund’s original terms, including bifurcating the Value-Added Fund’s promote structure such that Research Park and Technology Park will be accounted for separately from the non-Mountain View properties then owned by the Value-Added Fund (i.e. 300 Billerica Road). As a result of the modifications, the Company’s interest in the Mountain View properties is approximately 39.5% and its interest in the non-Mountain View properties is 25%. The Company does not expect that the Value-Added Fund will make any future investments in new properties. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented below.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annualized Revenue per leased SF (1)	Mortgage Notes Payable (2)

300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	$9.04	$1,875	(3)
Mountain View Research Park, Mountain View, CA	16	602,199	81.5%	31.10	35,935	(4)
Mountain View Technology Park, Mountain View, CA	7	135,279	100.0%	23.57	7,904	(5)

Total	24	848,360	86.9%	$26.40	$45,714

Results of Operations

(unaudited and in thousands)

for the three months ended June 30, 2012

Value- Added Fund
REVENUE

Rental	$4,544
Straight-line rent	589
Fair value lease revenue	185

Total revenue	5,318

EXPENSES
Operating	1,566

SUBTOTAL	3,752

Interest	894
Depreciation and amortization	1,797

SUBTOTAL	2,691

NET INCOME	$752

BXP’s share of net income	$292
Basis differential (6)	72

Income from Value-Added Fund	$364
BXP’s share of depreciation & amortization	583

BXP’s share of Funds from Operations (FFO)	$947

The Company’s Equity in the Value-Added Fund	$17,756

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Represents the Company’s share.
(3)	The mortgage bears interest at a fixed rate of 5.69% per annum and matures on January 1, 2016. In addition, the Company agreed to lend up to $2.3 million to the Value-Added Fund, of which approximately $0.4 million is outstanding through June 30, 2012. The loan from the Company bears interest at a fixed rate of 10.0% per annum and matures on December 15, 2012. The loan from the Company is included in the Company’s investment in the Value-Added Fund. See page 17.
(4)	The mortgage bears interest at a variable rate of LIBOR plus 2.00% and matures on May 31, 2014. In conjunction with the mortgage loan, the Company agreed to lend up to $12.0 million to the Value-Added Fund, of which approximately $8.0 million is outstanding through June 30, 2012. The loan from the Company bears interest at a fixed rate of 10.0% per annum and matures on May 31, 2014. The loan from the Company is included in the Company’s investment in the Value-Added Fund. See page 17.
(5)	The mortgage bears interest at a variable rate of LIBOR plus 2.50% and matures on November 22, 2014. In conjunction with the mortgage loan modification, the Company agreed to lend up to $6.0 million to the Value-Added Fund, of which approximately $4.0 million is outstanding through June 30, 2012. The loan from the Company bears interest at a fixed rate of 10.0% per annum and matures on November 22, 2014. The loan from the Company is included in the Company’s investment in the Value-Added Fund. See page 17.
(6)	Represents adjustment related to the impairment of the carrying values.

Boston Properties, Inc.

Second Quarter 2012

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property

for the Quarter Ended June 30, 2012 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Residential (4)	% of NOI Hotel (4)	% of NOI Total (4)

Boston	13,149,119		28.3%	392,530	1.2%	13,541,649		34.0%	0.2%	1.0%	30.7%

New York	8,673,415	(5)	36.4%	—	—	8,673,415	(5)	21.7%	—	—	36.4%

Princeton	2,457,992		2.3%	—	—	2,457,992		6.2%	—	—	2.3%

San Francisco	5,122,393		9.4%	29,620	0.0%	5,152,013		12.9%	—	—	9.4%

Washington, DC	9,308,932	(6)	19.8%	756,325	0.9%	10,065,257	(6)	25.2%	0.5%	—	21.2%

	38,711,851		96.2%	1,178,475	2.1%	39,890,326		100.0%	0.7%	1.0%	100.0%

% of Total	97.0%			3.0%		100.0%

Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total

Boston	25.0%	5.7%	30.7%
New York	36.4%	—	36.4%
Princeton	—	2.3%	2.3%
San Francisco	7.7%	1.7%	9.4%
Washington, DC	9.6%	11.6%	21.2%

Total	78.7%	21.3%	100.0%

Structured Parking

	Number of Spaces	Square Feet

Total Structured Parking	44,703	15,154,232

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet (7)

Cambridge Center Marriott, Cambridge, MA	433	334,660

Total Hotel Properties	433	334,660

Residential Properties

Residential Properties	Number of Units	Square Feet

Residences on The Avenue, Washington, DC	335	323,295	(8)
The Lofts at Atlantic Wharf, Boston, MA	86	86,584	(9)

Total Residential Properties	421	409,879

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.
(2)	Portfolio Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Portfolio NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of Portfolio NOI see page 51.
(3)	Includes approximately 1,900,000 square feet of retail space.
(4)	The calculation for percentage of Portfolio Net Operating Income excludes termination income.
(5)	Includes 1,814,921 square feet at the General Motors Building, 585,316 square feet at 125 West 55th Street and 289,660 square feet at 540 Madison Avenue, each of which is 60% owned by the Company.
(6)	Includes 588,917 square feet at Metropolitan Square which is 51% owned by the Company, 408,965 square feet at Market Square North which is 50% owned by the Company, 539,229 square feet at 901 New York Avenue which is 25% owned by the Company, 321,943 square feet at 505 9th Street, N.W. which is 50% owned by the Company and 117,599 square feet at Annapolis Junction which is 50% owned by the Company.
(7)	Includes 4,260 square feet of retail space which is 100% occupied.
(8)	Includes 49,528 square feet of retail space which is 100% occupied.
(9)	Includes 9,617 square feet of retail space which is 57% occupied.

Boston Properties, Inc.

Second Quarter 2012

In-Service Property Listing

as of June 30, 2012

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Boston
Office
John Hancock Tower	CBD Boston MA	1	1,721,633	97.4%	$51.55	Y	CBD
(2) 100 Federal Street	CBD Boston MA	1	1,264,420	93.4%	47.39	N	CBD
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,228,651	98.0%	49.67	N	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	857,975	96.9%	57.32	N	CBD
(2) Atlantic Wharf Office	CBD Boston MA	1	797,877	91.9%	57.32	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,389	100.0%	41.01	N	CBD
The Shops at the Prudential Center	CBD Boston MA	1	500,914	99.7%	74.88	N	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	49.57	N	CBD
One Cambridge Center	East Cambridge MA	1	215,629	87.9%	46.34	N	CBD
Three Cambridge Center	East Cambridge MA	1	109,358	100.0%	34.33	N	CBD
Four Cambridge Center	East Cambridge MA	1	199,131	57.5%	44.17	N	CBD
Five Cambridge Center	East Cambridge MA	1	240,480	100.0%	49.26	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	41.38	N	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	44.40	N	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	52.98	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	40.60	Y	CBD
Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	985,334	64.5%	32.59	N	S
Reservoir Place	Route 128 Mass Turnpike MA	1	526,080	83.0%	32.87	N	S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	29.34	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	30.42	Y	S
230 CityPoint	Route 128 Mass Turnpike MA	1	301,373	72.3%	33.27	N	S
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	42.79	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	37.76	N	S
200 West Street	Route 128 Mass Turnpike MA	1	256,245	80.9%	35.01	N	S
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	46.85	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,687	82.3%	31.14	N	S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	152,229	85.4%	24.09	N	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	26.18	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	120,458	54.1%	27.23	N	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	36.06	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	35.90	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,128	43.7%	37.25	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,745	81.6%	27.32	N	S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	32.12	N	S
181 Spring Street	Route 128 Northwest MA	1	55,792	100.0%	30.59	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	33.33	N	S
40 Shattuck Road	Route 128 Northwest MA	1	121,216	72.8%	21.64	N	S
Quorum Office Park	Route 128 Northwest MA	2	267,527	82.5%	16.39	N	S

		46	13,149,119	90.8%	$45.11

Office/Technical
Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	$86.83	N	CBD
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.78	N	CBD
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.25	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

		4	392,530	83.7%	$67.56

Total Boston:		50	13,541,649	90.6%	$45.71

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.

Boston Properties, Inc.

Second Quarter 2012

In-Service Property Listing (continued)

as of June 30, 2012

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
New York
Office
599 Lexington Avenue	Park Avenue NY	1	1,045,128	97.9%	$81.69	Y	CBD
601 Lexington Avenue	Park Avenue NY	1	1,629,868	98.0%	86.42	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,707,106	98.9%	81.64	N	CBD
Times Square Tower	Times Square NY	1	1,245,818	98.7%	69.40	N	CBD
General Motors Building (60% ownership)	Plaza District NY	1	1,814,921	95.2%	124.94	Y	CBD
(2) 510 Madison Avenue	Fifth/Madison Avenue NY	1	355,598	50.1%	107.94	N	CBD
540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	289,660	90.9%	102.40	Y	CBD
125 West 55th Street (60% ownership)	Sixth/Rock Center NY	1	585,316	100.0%	68.56	Y	CBD

	Total New York:	8	8,673,415	95.6%	$90.07

Princeton
Office
101 Carnegie Center	Princeton NJ	1	123,659	87.7%	$30.16	N	S
104 Carnegie Center	Princeton NJ	1	102,886	85.0%	32.47	N	S
105 Carnegie Center	Princeton NJ	1	69,955	57.5%	29.38	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	31.03	N	S
202 Carnegie Center	Princeton NJ	1	130,582	93.4%	34.26	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	34.16	N	S
210 Carnegie Center	Princeton NJ	1	162,372	94.4%	37.87	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	32.51	N	S
212 Carnegie Center	Princeton NJ	1	150,395	58.4%	34.21	N	S
214 Carnegie Center	Princeton NJ	1	150,774	65.1%	31.19	N	S
302 Carnegie Center	Princeton NJ	1	64,926	65.1%	40.17	N	S
502 Carnegie Center	Princeton NJ	1	122,460	80.6%	34.96	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.77	N	S
506 Carnegie Center	Princeton NJ	1	145,213	74.8%	32.08	N	S
508 Carnegie Center	Princeton NJ	1	128,684	23.7%	32.34	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	30.23	N	S
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	36.54	N	S

		16	2,043,344	81.7%	$33.19

One Tower Center	East Brunswick NJ	1	414,648	47.2%	$33.73	N	S

		1	414,648	47.2%	$33.73

Total Princeton:		17	2,457,992	75.8%	$33.25

San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	833,724	97.0%	$45.58	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	779,768	98.3%	51.61	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	775,086	98.7%	43.80	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	936,850	90.6%	53.61	Y	CBD

		4	3,325,428	95.9%	$48.70

611 Gateway	South San Francisco CA	1	257,664	81.0%	$34.45	N	S
601 and 651 Gateway	South San Francisco CA	2	506,224	97.6%	34.35	N	S
303 Almaden	San Jose CA	1	158,499	91.5%	37.03	N	CBD
(3) North First Business Park	San Jose CA	5	190,636	75.8%	14.84	N	S
3200 Zanker Road	San Jose CA	4	543,900	49.9%	14.70	N	S
(2) 2440 West El Camino Real	Mountain View CA	1	140,042	100.0%	47.99	N	S

		14	1,796,965	78.1%	$30.18

Office/Technical
(2) 453 Ravendale Avenue	Mountain View CA	1	29,620	100.0%	$16.95	N	S

		1	29,620	100.0%	$16.95

Total San Francisco:		19	5,152,013	89.7%	$42.87

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Second Quarter 2012

In-Service Property Listing (continued)

as of June 30, 2012

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	629,025	88.8%	$52.42	N	CBD
500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	45.14	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	588,917	99.8%	54.04	Y	CBD
1301 New York Avenue	East End Washington DC	1	188,357	100.0%	46.70	N	CBD
Market Square North (50% ownership)	East End Washington DC	1	408,965	83.9%	59.64	Y	CBD
505 9th Street, N.W. (50% ownership)	East End Washington DC	1	321,943	100.0%	66.34	Y	CBD
901 New York Avenue (25% ownership)	East End Washington DC	1	539,229	99.8%	61.51	Y	CBD
(3) 601 Massachusetts Avenue (formerly 635 Massachusetts Avenue)	East End Washington DC	1	211,000	100.0%	28.31	N	CBD
(2) 2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	94.5%	71.89	N	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	50.16	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	58.97	N	CBD
Sumner Square	CBD Washington DC	1	208,892	100.0%	45.81	Y	CBD
Annapolis Junction (50% ownership)	Anne Arundel County MD	1	117,599	95.4%	144.61	Y	S
One Preserve Parkway	Montgomery County MD	1	183,734	90.0%	35.92	N	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	178,865	66.5%	36.61	N	S
Wisconsin Place Office	Montgomery County MD	1	299,186	99.0%	50.07	N	S
Democracy Tower	Fairfax County VA	1	235,436	100.0%	50.93	N	S
Kingstowne One	Fairfax County VA	1	151,195	83.5%	37.80	Y	S
Kingstowne Two	Fairfax County VA	1	156,251	94.7%	39.66	Y	S
Kingstowne Retail	Fairfax County VA	1	88,288	100.0%	33.05	Y	S
One Freedom Square	Fairfax County VA	1	433,816	79.3%	43.70	N	S
Two Freedom Square	Fairfax County VA	1	421,142	100.0%	44.43	N	S
One Reston Overlook	Fairfax County VA	1	319,541	99.0%	33.23	N	S
Two Reston Overlook	Fairfax County VA	1	134,615	100.0%	32.97	N	S
One and Two Discovery Square	Fairfax County VA	2	366,990	95.6%	39.67	N	S
New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	33.40	Y	S
New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	39.07	Y	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	36.36	N	S
South of Market	Fairfax County VA	3	647,670	100.0%	48.56	N	S
(2) One Patriots Park (formerly 12310 Sunrise Valley)	Fairfax County VA	1	267,531	100.0%	33.50	N	S
Three Patriots Park (formerly 12290 Sunrise Valley)	Fairfax County VA	1	182,424	0.0%	—	N	S

		35	9,308,932	93.8%	$49.26

Office/Technical
(3) 6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	$10.81	N	S
7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	21.21	N	S
7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	23.43	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.48	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	17.45	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	20.47	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	15.97	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	25.35	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.44	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	23.12	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	20.55	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	29.08	N	S

		12	756,325	100.0%	$19.83

Total Washington, DC:		47	10,065,257	94.3%	$46.91

Total In-Service Properties:		141	39,890,326	91.6%	$55.09

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Second Quarter 2012

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

Tenant	Sq. Ft.		% of Portfolio

1 US Government	2,181,407	(1)	5.47%
2 Citibank	1,046,768	(2)	2.62%
3 Bank of America	887,476	(3)	2.22%
4 Wellington Management	707,568		1.77%
5 Kirkland & Ellis	639,683	(4)	1.60%
6 Biogen Idec	577,021		1.45%
7 Genentech	568,097		1.42%
8 Ropes & Gray	528,931		1.33%
9 O’Melveny & Myers	511,659		1.28%
10 Weil Gotshal Manges	490,065	(5)	1.23%
11 Shearman & Sterling	472,808		1.19%
12 Microsoft	459,416		1.15%
13 Manufactures Investment (ManuLife)	442,567		1.11%
14 State Street Bank and Trust	408,552		1.02%
15 Parametric Technology	380,987		0.96%
16 Finnegan Henderson Farabow	362,405	(6)	0.91%
17 Ann Inc. (fka Ann Taylor Corp.)	351,026		0.88%
18 Lockheed Martin	316,918		0.79%
19 Mass Financial Services	301,668		0.76%
20 Bingham McCutchen	301,385		0.76%

Total % of Portfolio Square Feet			29.92%
Total % of Portfolio Revenue			31.94%

Notable Signed Deals (7)

Tenant	Property	Sq. Ft.
Defense Intelligence Agency (US Government)	Two Patriots Park	256,000
Morrison & Foerster	250 West 55th Street	205,000
Biogen Idec	Seventeen Cambridge Center	195,000
McDermott Will & Emery	500 North Capitol Street, N.W. (8)	173,000

(1)	Includes 92,620 & 104,874 square feet of space in properties in which Boston Properties has a 51% & 50% interest, respectively.
(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest, respectively.
(3)	Includes 50,887 square feet of space in a property in which Boston Properties has a 60% interest.
(4)	Includes 248,021 square feet of space in a property in which Boston Properties has a 51% interest.
(5)	Includes 449,871 square feet of space in a property in which Boston Properties has a 60% interest.
(6)	Includes 292,548 square feet of space in a property in which Boston Properties has a 25% interest.
(7)	Represents leases signed with occupancy commencing in the future.
(8)	All space is in a property in which Boston Properties has a 30% interest.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

Second Quarter 2012

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2012	850,548	$42,977,422	$50.53	$43,095,651	$50.67	2.30%
2013	1,748,554	76,498,483	43.75	76,890,680	43.97	4.74%
2014	3,620,031	156,414,090	43.21	164,949,149	45.57	9.81%
2015	2,731,403	130,186,029	47.66	134,596,573	49.28	7.40%
2016	2,768,489	124,679,363	45.04	129,437,915	46.75	7.50%
2017	3,674,329	231,656,784	63.05	246,093,359	66.98	9.96%
2018	946,778	65,007,902	68.66	70,229,034	74.18	2.57%
2019	3,086,298	177,165,386	57.40	190,828,460	61.83	8.36%
2020	3,115,439	187,908,415	60.32	206,320,944	66.23	8.44%
2021	2,305,318	128,760,536	55.85	155,182,837	67.32	6.25%
Thereafter	8,580,540	503,056,571	58.63	591,640,996	68.95	23.25%

Occupancy By Location (4)

	CBD		Suburban		Total
Location	30-Jun-12	30-Jun-11	30-Jun-12	30-Jun-11	30-Jun-12	30-Jun-11

Boston	95.7%	95.3%	82.3%	83.5%	90.8%	90.1%
New York	95.6%	96.5%	n/a	n/a	95.6%	96.5%
Princeton	n/a	n/a	75.8%	79.9%	75.8%	79.9%
San Francisco	95.7%	92.6%	76.8%	78.2%	89.7%	88.3%
Washington, DC	96.2%	97.7%	91.7%	94.0%	93.8%	95.6%

Total Portfolio	95.8%	95.8%	83.8%	86.3%	91.5%	92.1%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes approximately 1,900,000 square feet of retail space.

Boston Properties, Inc.

Second Quarter 2012

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2012	200,937	$3,671,796	$18.27	$3,698,583	$18.41	17.05%
2013	12,399	245,277	19.78	247,377	19.95	1.05%
2014	302,782	6,128,808	20.24	6,246,372	20.63	25.69%
2015	174,624	4,176,213	23.92	4,231,371	24.23	14.82%
2016	258,932	20,383,536	78.72	20,455,848	79.00	21.97%
2017	13,408	262,797	19.60	289,345	21.58	1.14%
2018	—	—	—	—	—	0.00%
2019	—	—	—	—	—	0.00%
2020	79,971	1,277,315	15.97	1,277,315	15.97	6.79%
2021	57,321	1,000,494	17.45	1,000,494	17.45	4.86%
Thereafter	—	—	—	—	—	0.00%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Jun-12	30-Jun-11	30-Jun-12	30-Jun-11	30-Jun-12	30-Jun-11

Boston	100.0%	100.0%	31.9%	61.8%	83.7%	75.4%
New York	n/a	n/a	n/a	n/a	n/a	n/a
Princeton	n/a	n/a	n/a	n/a	n/a	n/a
San Francisco	n/a	n/a	100.0%	n/a	100.0%	n/a
Washington, DC	n/a	n/a	100.0%	100.0%	100.0%	100.0%

Total Portfolio	100.0%	100.0%	92.7%	84.1%	94.6%	87.1%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Second Quarter 2012

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step- ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2012	60,120	$2,576,808	$42.86	$2,625,595	$43.67	3.32%
2013	85,808	7,859,025	91.59	7,851,879	91.51	4.74%
2014	61,245	5,934,760	96.90	6,038,005	98.59	3.38%
2015	98,905	10,718,607	108.37	10,773,464	108.93	5.46%
2016	173,993	27,434,914	157.68	28,444,952	163.48	9.61%
2017	166,790	22,595,466	135.47	23,077,137	138.36	9.21%
2018	231,475	10,608,716	45.83	11,055,090	47.76	12.79%
2019	55,478	4,251,674	76.64	4,683,174	84.41	3.06%
2020	128,692	5,375,418	41.77	8,065,479	62.67	7.11%
2021	115,835	6,672,480	57.60	7,987,521	68.96	6.40%
Thereafter	631,729	39,198,743	62.05	48,289,448	76.44	34.90%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Second Quarter 2012

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2012	1,111,605	$49,226,025	$44.28	$49,419,829	$44.46	2.79%
2013	1,846,761	84,602,785	45.81	84,989,936	46.02	4.63%
2014	3,984,058	168,477,658	42.29	177,233,526	44.49	9.99%
2015	3,004,932	145,080,850	48.28	149,601,408	49.79	7.53%
2016	3,201,414	172,497,813	53.88	178,338,715	55.71	8.03%
2017	3,854,527	254,515,048	66.03	269,459,841	69.91	9.66%
2018	1,178,253	75,616,618	64.18	81,284,124	68.99	2.95%
2019	3,141,776	181,417,059	57.74	195,511,634	62.23	7.88%
2020	3,324,102	194,561,148	58.53	215,663,738	64.88	8.33%
2021	2,478,474	136,433,510	55.05	164,170,851	66.24	6.21%
Thereafter	9,212,269	542,255,314	58.86	639,930,444	69.47	23.09%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Jun-12	30-Jun-11	30-Jun-12	30-Jun-11	30-Jun-12	30-Jun-11

Boston	95.9%	95.5%	81.3%	81.4%	90.6%	89.1%
New York	95.6%	96.5%	n/a	n/a	95.6%	96.5%
Princeton	n/a	n/a	75.8%	79.9%	75.8%	79.9%
San Francisco	95.7%	92.6%	77.2%	78.2%	89.7%	88.3%
Washington, DC	96.2%	97.7%	92.8%	94.8%	94.3%	95.9%

Total Portfolio	95.8%	95.8%	84.4%	86.1%	91.6%	91.9%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Second Quarter 2012

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations - Boston Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	351,778	$13,614,325	$38.70	$13,614,325	$38.70	30,000	$457,500	$15.25	$457,500	$15.25
2013	667,508	27,930,541	41.84	28,005,423	41.96	—	—	—	—	—
2014	1,202,546	47,776,644	39.73	48,111,569	40.01	67,362	1,669,479	24.78	1,669,479	24.78
2015	1,197,727	51,425,946	42.94	52,808,966	44.09	—	—	—	—	—
2016	890,042	34,105,039	38.32	35,702,518	40.11	225,532	19,663,962	87.19	19,663,962	87.19
2017	646,142	24,528,711	37.96	27,292,657	42.24	—	—	—	—	—
2018	229,564	10,827,697	47.17	11,825,090	51.51	—	—	—	—	—
2019	924,245	40,604,184	43.93	43,550,776	47.12	—	—	—	—	—
2020	226,087	10,534,701	46.60	11,317,913	50.06	—	—	—	—	—
2021	675,974	22,908,924	33.89	25,137,793	37.19	—	—	—	—	—
Thereafter	3,991,916	200,268,248	50.17	237,414,814	59.47	—	—	—	—	—

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step- ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2012	5,785	$1,141,891	$197.39	$1,183,891	$204.65	(4)	387,563	$15,213,716	$39.25	$15,255,716	$39.36
2013	32,745	4,764,882	145.51	4,725,490	144.31		700,253	32,695,423	46.69	32,730,912	46.74
2014	23,258	2,977,811	128.03	2,994,050	128.73		1,293,166	52,423,934	40.54	52,775,098	40.81
2015	32,319	4,938,632	152.81	4,895,927	151.49		1,230,046	56,364,578	45.82	57,704,894	46.91
2016	17,313	2,231,136	128.87	2,302,941	133.02		1,132,887	56,000,137	49.43	57,669,421	50.90	(5)
2017	46,956	2,829,502	60.26	2,985,109	63.57		693,098	27,358,213	39.47	30,277,766	43.68
2018	173,845	7,528,244	43.30	7,693,109	44.25		403,409	18,355,941	45.50	19,518,199	48.38
2019	16,026	2,249,196	140.35	2,429,580	151.60		940,271	42,853,380	45.58	45,980,355	48.90
2020	92,818	3,788,146	40.81	6,014,313	64.80		318,905	14,322,847	44.91	17,332,226	54.35
2021	37,719	2,229,322	59.10	2,611,824	69.24		713,693	25,138,246	35.22	27,749,618	38.88
Thereafter	325,882	15,686,975	48.14	17,817,773	54.68		4,317,798	215,955,223	50.02	255,232,587	59.11

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $63.61 per square foot and $63.61 per square foot, respectively, in 2012.
(5)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $39.85 per square foot and $41.70 per square foot, respectively, in 2016.

Boston Properties, Inc.

Second Quarter 2012

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	60,062	2,373,962	39.53	2,373,962	39.53	(4)	—	—	—	—	—
Q3 2012	91,806	3,070,860	33.45	3,070,860	33.45		30,000	457,500	15.25	457,500	15.25
Q4 2012	199,910	8,169,503	40.87	8,169,503	40.87		—	—	—	—	—

Total 2012	351,778	$13,614,325	$38.70	$13,614,325	$38.70		30,000	$457,500.00	$15.25	$457,500.00	$15.25

Q1 2013	107,452	$3,119,579	$29.03	$3,119,579	$29.03		—	$—	$—	$—	$—
Q2 2013	195,087	8,290,974	42.50	8,313,220	42.61		—	—	—	—	—
Q3 2013	122,226	4,956,793	40.55	4,993,919	40.86		—	—	—	—	—
Q4 2013	242,743	11,563,195	47.64	11,578,704	47.70		—	—	—	—	—

Total 2013	667,508	$27,930,541	$41.84	$28,005,423	$41.96		—	$—	$—	$—	$—

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	2,876	12,930	4.50	12,930	4.50	(4)	62,938	2,386,892	37.92	2,386,892	37.92	(4)
Q3 2012	10	575,600	57,559.97	575,600	57,559.97		121,816	4,103,960	33.69	4,103,960	33.69
Q4 2012	2,899	553,361	190.88	595,361	205.37		202,809	8,722,864	43.01	8,764,864	43.22

Total 2012	5,785	$1,141,891	$197.39	$1,183,891	$204.65	(5)	387,563	$15,213,716	$39.25	$15,255,716	$39.36

Q1 2013	14,366	$2,414,010	$168.04	$2,385,210	$166.03		121,818	$5,533,589	$45.43	$5,504,789	$45.19
Q2 2013	5,489	352,936	64.30	338,944	61.75		200,576	8,643,910	43.10	8,652,164	43.14
Q3 2013	52	109,920	2,113.85	109,920	2,113.85		122,278	5,066,713	41.44	5,103,839	41.74
Q4 2013	12,838	1,888,015	147.06	1,891,415	147.33		255,581	13,451,210	52.63	13,470,120	52.70

Total 2013	32,745	$4,764,882	$145.51	$4,725,490	$144.31		700,253	$32,695,423	$46.69	$32,730,912	$46.74

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on 6/30/2012.
(5)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $39.85 per square foot and $41.70 per square foot, respectively, in 2012.

Boston Properties, Inc.

Second Quarter 2012

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations - New York Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	170,006	$14,593,218	$85.84	$14,948,503	$87.93	—	$—	$—	$—	$—
2013	40,110	3,402,492	84.83	3,402,492	84.83	—	—	—	—	—
2014	185,844	21,306,171	114.65	21,680,565	116.66	—	—	—	—	—
2015	221,038	23,007,455	104.09	22,978,396	103.96	—	—	—	—	—
2016	227,501	21,418,464	94.15	21,786,217	95.76	—	—	—	—	—
2017	1,414,086	129,619,637	91.66	136,881,758	96.80	—	—	—	—	—
2018	261,509	30,919,169	118.23	32,205,991	123.15	—	—	—	—	—
2019	1,012,279	84,307,646	83.28	89,904,881	88.81	—	—	—	—	—
2020	1,342,413	102,168,364	76.11	111,307,421	82.92	—	—	—	—	—
2021	495,664	50,243,545	101.37	62,835,216	126.77	—	—	—	—	—
Thereafter	2,566,381	201,661,598	78.58	230,932,356	89.98	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	1,312	$127,622	$97.27	$128,410	$97.87	171,318	$14,720,840	$85.93	$15,076,913	$88.01
2013	1,682	182,508	108.51	187,195	111.29	41,792	3,585,000	85.78	3,589,687	85.89
2014	11,868	1,477,175	124.47	1,531,608	129.05	197,712	22,783,346	115.24	23,212,172	117.40
2015	3,000	2,347,146	782.38	2,347,146	782.38	224,038	25,354,601	113.17	25,325,542	113.04
2016	98,808	22,332,603	226.02	23,183,625	234.63	326,309	43,751,067	134.08	44,969,842	137.81
2017	78,027	17,562,508	225.08	17,760,231	227.62	1,492,113	147,182,145	98.64	154,641,988	103.64
2018	—	—	—	—	—	261,509	30,919,169	118.23	32,205,991	123.15
2019	3,877	362,375	93.47	438,396	113.08	1,016,156	84,670,021	83.32	90,343,276	88.91
2020	4,928	234,636	47.61	549,771	111.56	1,347,341	102,403,000	76.00	111,857,192	83.02
2021	2,056	240,679	117.06	308,064	149.84	497,720	50,484,224	101.43	63,143,279	126.87
Thereafter	124,013	16,028,806	129.25	20,455,031	164.94	2,690,394	217,690,404	80.91	251,387,387	93.44

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Second Quarter 2012

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	38,647	2,090,811	54.10	2,090,811	54.10	(4)	—	—	—	—	—
Q3 2012	116,533	11,230,257	96.37	11,585,542	99.42		—	—	—	—	—
Q4 2012	14,826	1,272,150	85.81	1,272,150	85.81		—	—	—	—	—

Total 2012	170,006	$14,593,218	$85.84	$14,948,503	$87.93		—	$—	$—	$—	$—

Q1 2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2013	12,202	1,103,466	90.43	1,103,466	90.43		—	—	—	—	—
Q3 2013	17,809	1,487,936	83.55	1,487,936	83.55		—	—	—	—	—
Q4 2013	10,099	811,090	80.31	811,090	80.31		—	—	—	—	—

Total 2013	40,110	$3,402,492	$84.83	$3,402,492	$84.83		—	$—	$—	$—	$—

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—		38,647	2,090,811	54.10	2,090,811	54.10	(4)
Q3 2012	350	25,096	71.70	25,096	71.70		116,883	11,255,353	96.30	11,610,638	99.34
Q4 2012	962	102,526	106.58	103,314	107.39		15,788	1,374,676	87.07	1,375,464	87.12

Total 2012	1,312	$127,622	$97.27	$128,410	$97.87		171,318	$14,720,840	$85.93	$15,076,913	$88.01

Q1 2013	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2013	—	—	—	—	—		12,202	1,103,466	90.43	1,103,466	90.43
Q3 2013	—	—	—	—	—		17,809	1,487,936	83.55	1,487,936	83.55
Q4 2013	1,682	182,508	108.51	187,195	111.29		11,781	993,598	84.34	998,285	84.74

Total 2013	1,682	$182,508	$108.51	$187,195	$111.29		41,792	$3,585,000	$85.78	$3,589,687	$85.89

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on 6/30/2012.

Boston Properties, Inc.

Second Quarter 2012

IN-SERVICE PRINCETON REGION PROPERTIES

Lease Expirations - Princeton Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step- ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step- ups	Per Square Foot

2012	27,343	$726,324	$26.56	$726,324	$26.56	—	$—	$—	$—	$—
2013	237,798	7,954,089	33.45	7,971,348	33.52	—	—	—	—	—
2014	663,182	22,352,302	33.70	22,660,616	34.17	—	—	—	—	—
2015	181,579	5,965,775	32.85	6,114,306	33.67	—	—	—	—	—
2016	89,676	3,043,901	33.94	3,114,127	34.73	—	—	—	—	—
2017	188,950	6,411,490	33.93	6,687,365	35.39	—	—	—	—	—
2018	30,760	959,968	31.21	1,031,063	33.52	—	—	—	—	—
2019	195,526	6,391,348	32.69	6,736,574	34.45	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
2021	58,125	1,782,783	30.67	1,970,548	33.90	—	—	—	—	—
Thereafter	168,957	6,029,926	35.69	6,730,232	39.83	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step- ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step- ups	Per Square Foot

2012	—	$—	$—	$—	$—	27,343	$726,324	$26.56	$726,324	$26.56
2013	—	—	—	—	—	237,798	7,954,089	33.45	7,971,348	33.52
2014	—	—	—	—	—	663,182	22,352,302	33.70	22,660,616	34.17
2015	—	—	—	—	—	181,579	5,965,775	32.85	6,114,306	33.67
2016	—	—	—	—	—	89,676	3,043,901	33.94	3,114,127	34.73
2017	—	—	—	—	—	188,950	6,411,490	33.93	6,687,365	35.39
2018	—	—	—	—	—	30,760	959,968	31.21	1,031,063	33.52
2019	—	—	—	—	—	195,526	6,391,348	32.69	6,736,574	34.45
2020	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	58,125	1,782,783	30.67	1,970,548	33.90
Thereafter	—	—	—	—	—	168,957	6,029,926	35.69	6,730,232	39.83

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Second Quarter 2012

IN-SERVICE PRINCETON REGION PROPERTIES

Quarterly Lease Expirations - Princeton Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2012	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—	—	—	—	—	—
Q3 2012	23,154	589,218	25.45	589,218	25.45	—	—	—	—	—
Q4 2012	4,189	137,106	32.73	137,106	32.73	—	—	—	—	—

Total 2012	27,343	$726,324	$26.56	$726,324	$26.56	—	$—	$—	$—	$—

Q1 2013	69,530	$2,628,445	$37.80	$2,628,445	$37.80	—	$—	$—	$—	$—
Q2 2013	52,601	1,596,550	30.35	1,596,550	30.35	—	—	—	—	—
Q3 2013	8,244	257,079	31.18	263,766	31.99	—	—	—	—	—
Q4 2013	107,423	3,472,015	32.32	3,482,587	32.42	—	—	—	—	—

Total 2013	237,798	$7,954,089	$33.45	$7,971,348	$33.52	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step- ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step- ups	Per Square Foot

Q1 2012	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—	—	—	—	—	—
Q3 2012	—	—	—	—	—	23,154	589,218	25.45	589,218	25.45
Q4 2012	—	—	—	—	—	4,189	137,106	32.73	137,106	32.73

Total 2012	—	$—	$—	$—	$—	27,343	$726,324	$26.56	$726,324	$26.56

Q1 2013	—	$—	$—	$—	$—	69,530	$2,628,445	$37.80	$2,628,445	$37.80
Q2 2013	—	—	—	—	—	52,601	1,596,550	30.35	1,596,550	30.35
Q3 2013	—	—	—	—	—	8,244	257,079	31.18	263,766	31.99
Q4 2013	—	—	—	—	—	107,423	3,472,015	32.32	3,482,587	32.42

Total 2013	—	$—	$—	$—	$—	237,798	$7,954,089	$33.45	$7,971,348	$33.52

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Second Quarter 2012

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	101,250	$4,854,390	$47.94	$4,605,730	$45.49	8,900	$150,624	$16.92	$150,624	$16.92
2013	524,157	14,859,483	28.35	15,045,215	28.70	4,920	93,252	18.95	95,352	19.38
2014	523,326	21,852,254	41.76	22,391,760	42.79	7,400	111,000	15.00	119,880	16.20
2015	537,098	21,534,333	40.09	22,764,818	42.38	8,400	147,230	17.53	156,379	18.62
2016	1,090,483	46,733,685	42.86	47,633,998	43.68	—	—	—	—	—
2017	500,260	19,955,270	39.89	21,785,181	43.55	—	—	—	—	—
2018	82,979	5,019,485	60.49	5,463,539	65.84	—	—	—	—	—
2019	97,694	4,352,957	44.56	4,789,806	49.03	—	—	—	—	—
2020	469,990	27,187,819	57.85	29,099,131	61.91	—	—	—	—	—
2021	135,592	6,032,847	44.49	7,007,802	51.68	—	—	—	—	—
Thereafter	255,125	12,486,584	48.94	14,148,252	55.46	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	51,319	$1,197,644	$23.34	$1,203,644	$23.45	161,469	$6,202,658	$38.41	$5,959,998	$36.91
2013	43,182	2,484,790	57.54	2,509,711	58.12	572,259	17,437,525	30.47	17,650,279	30.84
2014	14,066	813,155	57.81	822,115	58.45	544,792	22,776,409	41.81	23,333,755	42.83
2015	34,639	1,958,950	56.55	1,996,904	57.65	580,137	23,640,513	40.75	24,918,101	42.95
2016	31,596	1,540,394	48.75	1,582,674	50.09	1,122,079	48,274,080	43.02	49,216,672	43.86
2017	16,810	1,052,682	62.62	1,122,128	66.75	517,070	21,007,953	40.63	22,907,309	44.30
2018	16,919	853,717	50.46	903,536	53.40	99,898	5,873,202	58.79	6,367,075	63.74
2019	5,642	305,193	54.09	346,965	61.50	103,336	4,658,150	45.08	5,136,770	49.71
2020	13,451	467,743	34.77	509,112	37.85	483,441	27,655,562	57.21	29,608,243	61.24
2021	15,458	903,576	58.45	984,740	63.70	151,050	6,936,423	45.92	7,992,543	52.91
Thereafter	4,786	278,754	58.24	302,684	63.24	259,911	12,765,338	49.11	14,450,936	55.60

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Second Quarter 2012

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Quarterly Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	8,300	448,864	54.08	448,864	54.08	(4)	—	—	—	—	—
Q3 2012	49,970	2,422,172	48.47	2,020,940	40.44		5,500	88,512	16.09	88,512	16.09
Q4 2012	42,980	1,983,355	46.15	2,135,927	49.70		3,400	62,112	18.27	62,112	18.27

Total 2012	101,250	$4,854,390	$47.94	$4,605,730	$45.49		8,900	$150,624	$16.92	$150,624	$16.92

Q1 2013	55,540	$2,457,906	$44.25	$2,457,906	$44.25		—	$—	$—	$—	$—
Q2 2013	25,345	890,574	35.14	884,126	34.88		—	—	—	—	—
Q3 2013	44,640	2,155,065	48.28	2,169,125	48.59		4,920	93,252	18.95	95,352	19.38
Q4 2013	398,632	9,355,938	23.47	9,534,058	23.92		—	—	—	—	—

Total 2013	524,157	$14,859,483	$28.35	$15,045,215	$28.70		4,920	$93,252	$18.95	$95,352	$19.38

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step- ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step- ups	Per Square Foot

Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	417	68,478	164.22	68,478	164.22	(4)	8,717	517,342	59.35	517,342	59.35	(4)
Q3 2012	7,133	401,733	56.32	401,733	56.32		62,603	2,912,416	46.52	2,511,184	40.11
Q4 2012	43,769	727,433	16.62	733,433	16.76		90,149	2,772,899	30.76	2,931,471	32.52

Total 2012	51,319	$1,197,644	$23.34	$1,203,644	$23.45		161,469	$6,202,658	$38.41	$5,959,998	$36.91

Q1 2013	15,543	$850,968	$54.75	$850,968	$54.75		71,083	$3,308,874	$46.55	$3,308,874	46.55
Q2 2013	740	77,465	104.68	77,465	104.68		26,085	968,039	37.11	961,591	36.86
Q3 2013	12,345	695,023	56.30	695,023	56.30		61,905	2,943,339	47.55	2,959,500	47.81
Q4 2013	14,554	861,334	59.18	886,255	60.89		413,186	10,217,272	24.73	10,420,314	25.22

Total 2013	43,182	$2,484,790	$57.54	$2,509,711	$58.12		572,259	$17,437,525	$30.47	$17,650,279	$30.84

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on June 30, 2012.

Boston Properties, Inc.

Second Quarter 2012

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	200,171	$9,189,165	$45.91	$9,200,769	$45.96	(4)	162,037	$3,063,672	$18.91	$3,090,459	$19.07
2013	278,981	22,351,878	80.12	22,466,202	80.53	(4)	7,479	152,025	20.33	152,025	20.33
2014	1,045,133	43,126,720	41.26	50,104,640	47.94		228,020	4,348,329	19.07	4,457,013	19.55
2015	593,961	28,252,521	47.57	29,930,087	50.39		166,224	4,028,983	24.24	4,074,992	24.52
2016	470,787	19,378,274	41.16	21,201,055	45.03		33,400	719,574	21.54	791,886	23.71
2017	924,891	51,141,675	55.29	53,446,399	57.79		13,408	262,797	19.60	289,345	21.58
2018	341,966	17,281,583	50.54	19,703,351	57.62		—	—	—	—	—
2019	856,554	41,509,252	48.46	45,846,424	53.52		—	—	—	—	—
2020	1,076,949	48,017,531	44.59	54,596,480	50.70		79,971	1,277,315	15.97	1,277,315	15.97
2021	939,963	47,792,437	50.85	58,231,477	61.95		57,321	1,000,494	17.45	1,000,494	17.45
Thereafter	1,598,161	82,610,215	51.69	102,415,340	64.08		—	—	—	—	—

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	1,704	$109,651	$64.35	$109,651	$64.35		363,912	$12,362,488	$33.97	$12,400,879	$34.08
2013	8,199	426,845	52.06	429,482	52.38		294,659	22,930,748	77.82	23,047,710	78.22
2014	12,053	666,619	55.31	690,233	57.27		1,285,206	48,141,668	37.46	55,251,885	42.99
2015	28,947	1,473,879	50.92	1,533,486	52.98		789,132	33,755,383	42.78	35,538,565	45.04
2016	26,276	1,330,781	50.65	1,375,712	52.36		530,463	21,428,629	40.40	23,368,653	44.05
2017	24,997	1,150,775	46.04	1,209,669	48.39		963,296	52,555,246	54.56	54,945,412	57.04
2018	40,711	2,226,755	54.70	2,458,445	60.39		382,677	19,508,338	50.98	22,161,795	57.91
2019	29,933	1,334,909	44.60	1,468,235	49.05		886,487	42,844,161	48.33	47,314,659	53.37
2020	17,495	884,893	50.58	992,284	56.72		1,174,415	50,179,739	42.73	56,866,078	48.42
2021	60,602	3,298,903	54.44	4,082,893	67.37		1,057,886	52,091,833	49.24	63,314,863	59.85
Thereafter	177,048	7,204,207	40.69	9,713,960	54.87		1,775,209	89,814,423	50.59	112,129,301	63.16

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 109,351 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2012 and 2013, the current and future expiring rental rate would be $43.04 per square foot and $43.04 per square foot, respectively, for 2012 and $43.20 per square foot and $43.61 per square foot, respectively, for 2013.

Boston Properties, Inc.

Second Quarter 2012

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—		16,568	165,907	10.01	165,907	10.01	(5)
Q3 2012	79,432	3,364,658	42.36	3,364,658	42.36		61,870	1,122,194	18.14	1,122,194	18.14
Q4 2012	120,739	5,824,507	48.24	5,836,111	48.34		83,599	1,775,571	21.24	1,802,358	21.56

Total 2012	200,171	$9,189,165	$45.91	$9,200,769	$45.96		162,037	$3,063,672	$18.91	$3,090,459	$19.07

Q1 2013	92,562	$4,359,788	$47.10	$4,469,685	$48.29		7,479	$152,025	$20.33	$152,025	$20.33
Q2 2013	119,037	12,539,064	105.34	12,544,846	105.39	(4)	—	—	—	—	—
Q3 2013	14,879	686,694	46.15	706,312	47.47		—	—	—	—	—
Q4 2013	52,503	4,766,332	90.78	4,745,359	90.38	(4)	—	—	—	—	—

Total 2013	278,981	$22,351,878	$80.12	$22,466,202	$80.53		7,479	$152,025	$20.33	$152,025	$20.33

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2012	—	—	—	—	—		16,568	165,907	10.01	165,907	10.01	(5)
Q3 2012	—	—	—	—	—		141,302	4,486,852	31.75	4,486,852	31.75
Q4 2012	1,704	109,651	64.35	109,651	64.35		206,042	7,709,729	37.42	7,748,120	37.60

Total 2012	1,704	$109,651	$64.35	$109,651	$64.35		363,912	$12,362,488	$33.97	$12,400,879	$34.08

Q1 2013	—	$—	$—	$—	$—		100,041	$4,511,813	$45.10	$4,621,710	$46.20
Q2 2013	8,199	426,845	52.06	429,482	52.38		127,236	12,965,909	101.90	12,974,328	101.97
Q3 2013	—	—	—	—	—		14,879	686,694	46.15	706,312	47.47
Q4 2013	—	—	—	—	—		52,503	4,766,332	90.78	4,745,359	90.38

Total 2013	8,199	$426,845	$52.06	$429,482	$52.38		294,659	$22,930,748	$77.82	$23,047,710	$78.22

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 104,434 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from Q2 and Q4 2013, the current and future expiring rental rate would be $47.75 per square foot and $45.80 per square foot, respectively, for Q2 2013 and $46.21 per square foot and $44.56 per square foot, respectively, for Q4 2013.
(5)	Represents leases that were occupied as of and expired on June 30, 2012.

Boston Properties, Inc.

Second Quarter 2012

CBD PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	77,921	$5,268,200	$67.61	$5,310,200	$68.15	(4)	142,946	$5,642,113	$39.47	$5,392,925	$37.73
2013	342,738	21,180,653	61.80	21,142,727	61.69		237,611	11,669,438	49.11	11,768,113	49.53
2014	1,031,878	44,147,831	42.78	44,333,103	42.96		311,604	14,131,418	45.35	14,475,833	46.46
2015	680,458	39,453,099	57.98	39,740,625	58.40		308,719	14,412,614	46.69	14,988,493	48.55
2016	554,067	36,621,489	66.10	37,121,177	67.00	(5)	974,692	44,316,134	45.47	44,921,205	46.09
2017	239,534	14,015,905	58.51	15,735,461	65.69		250,912	12,087,518	48.17	12,611,070	50.26
2018	317,593	15,857,886	49.93	16,539,691	52.08		99,898	5,873,202	58.79	6,367,075	63.74
2019	636,431	30,667,984	48.19	32,679,476	51.35		103,336	4,658,150	45.08	5,136,770	49.71
2020	318,905	14,322,847	44.91	17,332,226	54.35		469,281	27,023,456	57.58	28,864,082	61.51
2021	389,405	17,826,762	45.78	20,221,572	51.93		151,050	6,936,423	45.92	7,992,543	52.91
Thereafter	3,568,484	185,882,105	52.09	223,059,347	62.51		259,911	12,765,338	49.11	14,450,936	55.60

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	171,318	$14,720,840	$85.93	$15,076,913	$88.01		82,696	$3,474,309	$42.01	$3,474,309	$42.01
2013	41,792	3,585,000	85.78	3,589,687	85.89		63,290	3,328,567	52.59	3,383,585	53.46
2014	197,712	22,783,346	115.24	23,212,172	117.40		626,277	26,075,124	41.64	32,352,071	51.66
2015	224,038	25,354,601	113.17	25,325,542	113.04		313,175	18,134,253	57.90	19,101,097	60.99
2016	326,309	43,751,067	134.08	44,969,842	137.81		63,655	3,227,422	50.70	3,462,095	54.39
2017	1,492,113	147,182,145	98.64	154,641,988	103.64		796,087	45,653,256	57.35	47,238,886	59.34
2018	261,509	30,919,169	118.23	32,205,991	123.15		90,197	5,811,385	64.43	6,440,575	71.41
2019	1,016,156	84,670,021	83.32	90,343,276	88.91		418,909	23,863,986	56.97	27,280,018	65.12
2020	1,347,341	102,403,000	76.00	111,857,192	83.02		429,090	21,392,402	49.86	24,930,684	58.10
2021	497,720	50,484,224	101.43	63,143,279	126.87		548,871	30,901,205	56.30	37,807,921	68.88
Thereafter	2,690,394	217,690,404	80.91	251,387,387	93.44		795,551	52,205,201	65.62	67,356,996	84.67

	Princeton						Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	—	$—	$—	$—	$—		—	$—	$—	$—	$—
2013	—	—	—	—	—		—	—	—	—	—
2014	—	—	—	—	—		—	—	—	—	—
2015	—	—	—	—	—		—	—	—	—	—
2016	—	—	—	—	—		—	—	—	—	—
2017	—	—	—	—	—		—	—	—	—	—
2018	—	—	—	—	—		—	—	—	—	—
2019	—	—	—	—	—		—	—	—	—	—
2020	—	—	—	—	—		—	—	—	—	—
2021	—	—	—	—	—		—	—	—	—	—
Thereafter	—	—	—	—	—		—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $57.68 per square foot and $57.68 per square foot, respectively, in 2012.
(5)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $51.27 per square foot and $52.82 per square foot, respectively, in 2016.

Boston Properties, Inc.

Second Quarter 2012

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	309,642	$9,945,516	$32.12	$9,945,516	$32.12	18,523	$560,545	$30.26	$567,073	$30.61
2013	357,515	11,514,770	32.21	11,588,186	32.41	334,648	5,768,087	17.24	5,882,166	17.58
2014	261,288	8,276,103	31.67	8,441,995	32.31	233,188	8,644,991	37.07	8,857,922	37.99
2015	549,588	16,911,479	30.77	17,964,268	32.69	271,418	9,227,899	34.00	9,929,607	36.58
2016	578,820	19,378,649	33.48	20,548,244	35.50	147,387	3,957,946	26.85	4,295,467	29.14
2017	453,564	13,342,308	29.42	14,542,306	32.06	266,158	8,920,435	33.52	10,296,239	38.68
2018	85,816	2,498,055	29.11	2,978,508	34.71	—	—	—	—	—
2019	303,840	12,185,396	40.10	13,300,879	43.78	—	—	—	—	—
2020	—	—	—	—	—	14,160	632,106	44.64	744,161	52.55
2021	324,288	7,311,484	22.55	7,528,046	23.21	—	—	—	—	—
Thereafter	749,314	30,073,119	40.13	32,173,241	42.94	—	—	—	—	—

	New York					Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	—	$—	$—	$—	$—	281,216	$8,888,179	$31.61	$8,926,570	$31.74
2013	—	—	—	—	—	231,369	19,602,181	84.72	19,664,125	84.99	(4)
2014	—	—	—	—	—	658,929	22,066,544	33.49	22,899,815	34.75
2015	—	—	—	—	—	475,957	15,621,130	32.82	16,437,468	34.54
2016	—	—	—	—	—	466,808	18,201,207	38.99	19,906,558	42.64
2017	—	—	—	—	—	167,209	6,901,990	41.28	7,706,526	46.09
2018	—	—	—	—	—	292,480	13,696,953	46.83	15,721,221	53.75
2019	—	—	—	—	—	467,578	18,980,175	40.59	20,034,641	42.85
2020	—	—	—	—	—	745,325	28,787,337	38.62	31,935,394	42.85
2021	—	—	—	—	—	509,015	21,190,628	41.63	25,506,942	50.11
Thereafter	—	—	—	—	—	979,658	37,609,222	38.39	44,772,305	45.70

	Princeton					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2012	27,343	$726,324	$26.56	$726,324	$26.56	—	$—	$—	$—	$—
2013	237,798	7,954,089	33.45	7,971,348	33.52	—	—	—	—	—
2014	663,182	22,352,302	33.70	22,660,616	34.17	—	—	—	—	—
2015	181,579	5,965,775	32.85	6,114,306	33.67	—	—	—	—	—
2016	89,676	3,043,901	33.94	3,114,127	34.73	—	—	—	—	—
2017	188,950	6,411,490	33.93	6,687,365	35.39	—	—	—	—	—
2018	30,760	959,968	31.21	1,031,063	33.52	—	—	—	—	—
2019	195,526	6,391,348	32.69	6,736,574	34.45	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—
2021	58,125	1,782,783	30.67	1,970,548	33.90	—	—	—	—	—
Thereafter	168,957	6,029,926	35.69	6,730,232	39.83	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include properties owned by the Value-Added Fund, residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 104,434 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space the current and future expiring rental rate would be $37.75 per square foot and $37.90 per square foot, respectively, for 2013.

Boston Properties, Inc.

Second Quarter 2012

HOTEL PERFORMANCE

Cambridge Center Marriott

	Second Quarter 2012	Second Quarter 2011	Percent Change	YTD 2012	YTD 2011	Percent Change

Occupancy	85.5%	85.5%	0.0%	80.4%	77.4%	3.9%
Average Daily Rate	$242.69	$223.11	8.8%	$214.57	$201.17	6.7%
Revenue per available room	$207.43	$190.78	8.7%	$172.51	$155.61	10.9%

RESIDENTIAL PERFORMANCE

Residences on The Avenue

located at 2221 I Street, NW, Washington, DC

	Second Quarter 2012	Second Quarter 2011	Percent Change

Average Rental Rate (1)	$3,100	N/A	N/A
Average Rental Rate Per Occupied Square Foot (1)	$3.80	N/A	N/A
Physical Occupancy (1) (2)	92.3%	N/A	N/A
Economic Occupancy (2)	91.4%	N/A	N/A
Net Operating Income (in thousands) (3)	$1,816	N/A	N/A

The Lofts at Atlantic Wharf

Boston, MA

	Second Quarter 2012	Second Quarter 2011	Percent Change

Average Rental Rate (4)	$3,696	N/A	N/A
Average Rental Rate Per Occupied Square Foot (4)	$4.12	N/A	N/A
Physical Occupancy (4) (2)	95.4%	N/A	N/A
Economic Occupancy (2)	93.2%	N/A	N/A
Net Operating Income (in thousands) (5)	$646	N/A	N/A

(1)	Excludes 49,528 square feet of retail space which is 100% occupied.
(2)	For disclosures related to our definition of Physical and Economic Occupancy, see page 52.
(3)	Includes 49,528 square feet of retail space, which had revenue of approximately $781,000 for the quarter ended June 30, 2012.
(4)	Excludes 9,617 square feet of retail space which is 57% occupied.
(5)	Includes 9,617 square feet of retail space, which had revenue of approximately $69,000 for the quarter ended June 30, 2012.

Boston Properties, Inc.

Second Quarter 2012

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	30-Jun-12	30-Jun-11	30-Jun-12	30-Jun-11	30-Jun-12	30-Jun-11

Boston	96.8%	95.5%	81.3%	83.0%	90.2%	90.1%
New York	97.6%	98.1%	n/a	n/a	97.6%	98.1%
Princeton	n/a	n/a	75.8%	79.9%	75.8%	79.9%
San Francisco	95.7%	92.6%	74.7%	78.2%	89.4%	88.3%
Washington, DC	96.5%	97.7%	92.4%	94.6%	94.1%	95.9%

Total Portfolio	96.9%	96.4%	83.9%	86.4%	91.8%	92.5%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	30-Jun-12	30-Jun-11	30-Jun-12	30-Jun-11	30-Jun-12	30-Jun-11

Total Office Portfolio	96.8%	96.4%	83.3%	86.0%	91.7%	92.4%
Total Office/Technical Portfolio	100.0%	100.0%	92.5%	92.5%	94.4%	94.4%

Total Portfolio	96.9%	96.4%	83.9%	86.4%	91.8%	92.5%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

Second Quarter 2012

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/ Technical	Hotel (1)	Total
Number of Properties	118	16	1	135
Square feet	35,427,552	1,148,855	332,455	36,908,862
Percent of properties in-service	91.5%	97.5%	100.0%	91.8%
Occupancy @ 06/30/2011	92.4%	94.4%	—	92.5%
Occupancy @ 06/30/2012	91.7%	94.4%	—	91.8%
Percent change from 2nd quarter 2012 over 2nd quarter 2011 (2):
Rental revenue	0.7%	3.1%	12.9%
Operating expenses and real estate taxes	3.9%	4.3%	5.3%
Consolidated Net Operating Income (3) - excluding hotel				-0.9	% (2)
Consolidated Net Operating Income (3) - Hotel				30.9	% (2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				-3.2	% (2)
Portfolio Net Operating Income (3)				-1.0%

Rental revenue - cash basis	0.0%	5.2%	12.5%
Consolidated Net Operating Income (3) - cash basis (5) excluding hotel	-2.1%	5.5%		-1.9	% (2)
Consolidated Net Operating Income (3) - cash basis (5) - Hotel				29.8	% (2)
Net Operating Income - cash basis (5) - BXP’s share of unconsolidated joint ventures				6.9	% (2)
Portfolio Net Operating Income (3) - cash basis (5)				-0.5%

Same Property Lease Analysis - quarter ended June 30, 2012

	Office	Office/ Technical	Total
Vacant space available @ 04/1/2012 (sf)	2,840,511	64,140	2,904,651
Square footage of leases expiring or terminated 04/1/2012-06/30/2012	1,025,378	13,408	1,038,786

Total space for lease (sf)	3,865,889	77,548	3,943,437

New tenants (sf)	603,569	13,408	616,977
Renewals (sf)	320,000	—	320,000

Total space leased (sf)	923,569	13,408	936,977

Space available @ 06/30/2012 (sf)	2,942,320	64,140	3,006,460

Net (increase)/decrease in available space (sf)	(101,809)	—	(101,809)
2nd generation Average lease term (months)	87	60	87
2nd generation Average free rent (days)	82	—	81
2nd generation TI/Comm PSF	$40.55	$16.30	$40.20
Increase (decrease) in 2nd generation gross rents (6)	0.35%	2.96%	0.36%
Increase (decrease) in 2nd generation net rents (6)	-0.16%	3.69%	-0.13%

(1)	Includes revenue and expenses from retail tenants at the hotel property.
(2)	See page 44 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 43. For disclosures relating to our use of Portfolio NOI and Consolidated NOI, see page 51.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 43.
(6)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 786,132 square feet.

Boston Properties, Inc.

Second Quarter 2012

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	June 30, 2012	June 30, 2011
	(in thousands)

Net income attributable to Boston Properties, Inc.	$119,070	$60,214
Net income attributable to noncontrolling interests:
Noncontrolling interest in discontinued operations - common units of the Operating
Partnership	4,094	(15)
Noncontrolling interest - common units of the Operating Partnership	10,360	8,194
Noncontrolling interest - redeemable preferred units of the Operating Partnership	765	842
Noncontrolling interests in property partnerships	457	503

Income from continuing operations	134,746	69,738

Add:
Interest expense	99,901	94,583
Losses (gains) from investments in securities	186	(6)
Depreciation and amortization	111,643	110,259
Transaction costs	8	1,361
General and administrative expense	19,066	18,721

Subtract:
Gain on sale of real estate from discontinued operations	(36,877)	—
(Income) loss from discontinued operations	(398)	132
Gains from early extinguishments of debt	(274)	—
Interest and other income	(2,382)	(1,953)
Income from unconsolidated joint ventures	(21,191)	(8,882)
Development and management services income	(9,564)	(9,095)

Consolidated Net Operating Income	294,864	274,858
Net Operating Income from unconsolidated joint ventures (BXP’s share) (1)	65,766	58,405

Combined Net Operating Income	360,630	333,263
Subtract:
Net Operating Income from Value-Added Fund (BXP’s share)	(1,405)	(1,247)

Portfolio Net Operating Income	$359,225	$332,016

Same Property Net Operating Income	313,540	316,854
Net operating income from non Same Properties (2)	29,427	14,940
Termination income	16,258	231
Termination income from Value-Added Fund (BXP’s share)	—	(9)

Portfolio Net Operating Income	$359,225	$332,016

Same Property Net Operating Income	313,540	316,854
Less straight-line rent and fair value lease revenue	(31,080)	(32,865)
Add straight-line ground rent expense	96	—

Same Property Net Operating Income - cash basis	$282,556	$283,989

(1)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(2)	Pages 20-22 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Second Quarter 2012

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$	%	For the three months ended		$	%
	30-Jun-12	30-Jun-11	Change	Change	30-Jun-12	30-Jun-11	Change	Change

Rental Revenue	$393,904	$387,604			$9,798	$9,458
Less Termination Income	3,890	222			49	—

Rental revenue - subtotal	390,014	387,382	$2,632	0.7%	9,749	9,458	$291	3.1%

Operating expenses and real estate taxes	139,222	134,017	5,205	3.9%	2,616	2,508	108	4.3%

Net Operating Income (1)	$250,792	$253,365	$(2,573)	(1.0%)	$7,133	$6,950	$183	2.6%

Rental revenue - subtotal	$390,014	$387,382			$9,749	$9,458

Less straight line rent and fair value lease revenue	16,206	13,676	2,530	18.5%	(117)	77	(194)	(251.9%)

Rental revenue - cash basis	373,808	373,706	102	0.0%	9,866	9,381	485	5.2%
Less:
Operating expenses and real estate taxes	139,222	134,017	5,205	3.9%	2,616	2,508	108	4.3%
Add:
Straight line ground rent expense (2)	96	—	96	100.0%	—	—	—	0.0%

Net Operating Income (3) - cash basis	$234,682	$239,689	$(5,007)	(2.1%)	$7,250	$6,873	$377	5.5%

	Sub-Total				Hotel
	For the three months ended		$	%	For the three months ended		$	%
	30-Jun-12	30-Jun-11	Change	Change	30-Jun-12	30-Jun-11	Change	Change
Rental Revenue	$403,702	$397,062			$10,049	$8,904
Less Termination Income	3,939	222			—	—

Rental revenue - subtotal	399,763	396,840	$2,923	0.7%	10,049	8,904	$1,145	12.9%

Operating expenses and real estate taxes	141,838	136,525	5,313	3.9%	6,616	6,281	335	5.3%

Net Operating Income (1)	$257,925	$260,315	$(2,390)	(0.9%)	$3,433	$2,623	$810	30.9%

Rental revenue - subtotal	$399,763	$396,840			$10,049	$8,904

Less straight line rent and fair value lease revenue	16,089	13,753	2,336	17.0%	32	3	29	966.7%

Rental revenue - cash basis	383,674	383,087	587	0.2%	10,017	8,901	1,116	12.5%
Less:
Operating expenses and real estate taxes	141,838	136,525	5,313	3.9%	6,616	6,281	335	5.3%
Add:
Straight line ground rent expense (2)	96	—	96	100.0%	—	—	—	0.0%

Net Operating Income (3) - cash basis	$241,932	$246,562	$(4,630)	(1.9%)	$3,401	$2,620	$781	29.8%

	Unconsolidated Joint Ventures (4)				Total
	For the three months ended		$	%	For the three months ended		$	%
	30-Jun-12	30-Jun-11	Change	Change	30-Jun-12	30-Jun-11	Change	Change
Rental Revenue	$85,045	$74,130			$498,796	$480,096
Less Termination Income	12,172	—			16,111	222

Rental revenue - subtotal	72,873	74,130	$(1,257)	(1.7%)	482,685	479,874	$2,811	0.6%

Operating expenses and real estate taxes	20,691	20,214	477	2.4%	169,145	163,020	6,125	3.8%

Net Operating Income (1)	$52,182	$53,916	$(1,734)	(3.2%)	$313,540	$316,854	$(3,314)	(1.0%)

Rental revenue - subtotal	$72,873	$74,130			$482,685	$479,874

Less straight line rent and fair value lease revenue	14,959	19,109	(4,150)	(21.7%)	31,080	32,865	(1,785)	(5.4%)

Rental revenue - cash basis	57,914	55,021	2,893	5.3%	451,605	447,009	4,596	1.0%
Less:
Operating expenses and real estate taxes	20,691	20,214	477	2.4%	169,145	163,020	6,125	3.8%
Add:
Straight line ground rent expense (2)	—	—	—	0.0%	96	—	96	100.0%

Net Operating Income (3) - cash basis	$37,223	$34,807	$2,416	6.9%	$282,556	$283,989	$(1,433)	(0.5%)

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 43. For disclosures relating to our use of NOI see page 51.
(2)	For additional information, see page 6.
(3)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 43. For disclosures relating to our use of NOI see page 51.
(4)	Does not include the Value-Added Fund.

Boston Properties, Inc.

Second Quarter 2012

LEASING ACTIVITY

All In-Service Properties - quarter ended June 30, 2012

	Office	Office/ Technical	Total
Vacant space available @ 04/1/2012 (sf)	3,035,017	112,247	3,147,264
Property dispositions/ assets taken out of service (sf)	—	(48,107)	(48,107)
Property acquisitions (sf)	—	—	—
Properties placed in-service (sf)	209,750	—	209,750
Leases expiring or terminated 04/1/2012-06/30/2012 (sf)	1,028,072	13,408	1,041,480

Total space for lease (sf)	4,272,839	77,548	4,350,387

New tenants (sf)	660,517	13,408	673,925
Renewals (sf)	320,000	—	320,000

Total space leased (sf)	980,517	13,408	993,925 (1)

Space available @ 06/30/2012 (sf)	3,292,322	64,140	3,356,462

Net (increase)/decrease in available space (sf)	(257,305)	48,107	(209,198)
2nd generation Average lease term (months)	87	60	87
2nd generation Average free rent (days)	82	—	81
2nd generation TI/Comm PSF	$40.55	$16.30	$40.20
Increase (decrease) in 2nd generation gross rents (2)	0.35%	2.96%	0.36%
Increase (decrease) in 2nd generation net rents (3)	-0.16%	3.69%	-0.13%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (2)	Incr (decr) in 2nd gen. net cash rents (3)	Total Leased (4)	Total square feet of leases executed in the quarter (5)
Boston	24,684	303,091	14.37%	22.23%	327,775	588,117
New York	32,264	112,193	28.80%	42.67%	144,457	589,137
Princeton	—	42,663	-3.88%	-6.02%	42,663	78,626
San Francisco	—	192,952	-35.44%	-46.11%	192,952	60,732
Washington, DC	11,170	274,908	3.08%	4.22%	286,078	139,249

	68,118	925,807	0.36%	-0.13%	993,925	1,455,861

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 786,132.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 786,132.
(4)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(5)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 195,799.

Boston Properties, Inc.

Second Quarter 2012

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q2 2012	Q1 2012	2011		2010		2009

Recurring capital expenditures	$5,005	$1,796	$29,334		$13,988		$27,813

Planned non-recurring capital expenditures associated with acquisition properties	6,549	6,245	4,358		395		865

Hotel improvements, equipment upgrades and replacements	190	187	4,010	(1)	2,262	(2)	1,515

	$11,744	$8,228	$37,702		$16,645		$30,193

2nd Generation Tenant Improvements and Leasing Commissions

	Q2 2012	Q1 2012	2011	2010	2009
Office
Square feet	895,209	962,047	4,116,436	4,765,440	3,545,251

Tenant improvements and lease commissions PSF	$40.55	$52.66	$30.32	$35.77	$32.59

Office/Technical
Square feet	13,408	31,060	184,849	149,617	115,848

Tenant improvements and lease commissions PSF	$16.30	$0.55	$23.97	$2.14	$0.13

Average tenant improvements and lease commissions PSF	$40.20	$51.03	$30.05	$34.74	$31.56

(1)	Includes approximately $1,845 of retail tenant improvements.
(2)	Includes approximately $1,091 of costs related to a façade project at Cambridge Center Marriott.

Boston Properties, Inc.

Second Quarter 2012

ACQUISITIONS/DISPOSITIONS

as of June 30, 2012

ACQUISITIONS

For the period from January 1, 2012 through June 30, 2012

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased

453 Ravendale Drive	March 1, 2012	29,620	$6,650,000	$—	$6,650,000	100%
100 Federal Street	March 13, 2012	1,264,420	615,600,000	—	615,600,000	93%

Total Acquisitions		1,294,040	$622,250,000	$—	$622,250,000	94%

DISPOSITIONS

For the period from January 1, 2012 through June 30, 2012

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain

Montvale Center	January 31, 2012	123,392	$25,000,000	$17,807,000	(1)
Bedford Business Park	May 17, 2012	470,091	62,800,000	36,877,000	(2)

Total Dispositions		593,483	$87,800,000	$54,684,000

(1)	On January 31, 2012, the servicer of the non-recourse mortgage loan collateralized by the Company’s Montvale Center property located in Gaithersburg, Maryland foreclosed on the property. As a result of the foreclosure, the mortgage loan totaling $25.0 million was extinguished and the related obligations were satisfied with the transfer of the real estate and working capital to the servicer. The transaction resulted in a gain on forgiveness of debt of approximately $17.8 million. The operating results of the property through the date of foreclosure have been classified as discontinued operations on a historical basis for all periods presented.
(2)	On May 17, 2012, the Company completed the sale of its Bedford Business Park properties located in Bedford, Massachusetts for approximately $62.8 million in cash. Net cash proceeds totaled approximately $62.0 million, resulting in a gain on sale of approximately $36.9 million. The operating results of the properties through the date of sale have been classified as discontinued operations on a historical basis for all periods presented.

Boston Properties, Inc.

Second Quarter 2012

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of June 30, 2012

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet		Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)	Amount Drawn at 06/30/2012 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)
Office
Annapolis Junction Building Six (50% ownership)	Q3 2012	Q3 2013	Annapolis, MD	1	120,000		11,475,123	14,000,000	9,500,000	6,148,581	—	49%	0%
500 North Capitol Street, N.W. (30% ownership)	Q4 2012	Q4 2013	Washington, DC	1	232,000		25,030,579	36,540,000	32,100,000	18,331,043	—	75%	0%
Two Patriots Park (formerly 12300 Sunrise Valley) (5)	Q2 2013	Q2 2013	Reston, VA	1	255,951		28,936,364	64,000,000	—	—	35,063,636	100%	0%
Seventeen Cambridge Center	Q3 2013	Q3 2013	Cambridge, MA	1	195,191		33,942,002	86,300,000	—	—	52,357,998	100%	0%
Cambridge Center Connector (6)	Q3 2013	Q3 2013	Cambridge, MA	—	42,500		923,849	28,765,000			27,841,151	100%	0%
250 West 55th Street (7)	Q2 2014	Q4 2015	New York, NY	1	989,000		644,282,007	1,050,000,000	—	—	405,717,993	21%	0%

Total Office Properties under Construction				5	1,834,642		$744,589,924	$1,279,605,000	$41,600,000	$24,479,624	$520,980,778	51%	0%

Residential
The Avant at Reston Town Center	Q4 2013	Q4 2015	Reston, VA	1	355,668	(8)	$35,445,776	$137,250,000	$—	$—	$101,804,224	N/A	N/A

Total Residential Properties under Construction				1	355,668		$35,445,776	$137,250,000	$—	$—	$101,804,224	N/A	N/A

Total Properties under Construction				6	2,190,310		$780,035,700	$1,416,855,000	$41,600,000	$24,479,624	$622,785,002	51%	0%

PROJECTS PLACED IN-SERVICE DURING 2012

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Debt (2)	Amount Drawn at 06/30/2012 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)
510 Madison Avenue	Q2 2011	Q3 2013	New York, NY	1	355,598	$366,412,630	$375,000,000	$—	$—	$8,587,370	55%	100%
One Patriots Park (formerly 12310 Sunrise Valley) (9)	Q2 2012	Q2 2012	Reston, VA	1	267,531	58,951,974	67,000,000	—	—	8,048,026	100%	100%

Total Projects placed in Service				2	623,129	$425,364,604	$442,000,000	$—	$—	$16,635,396	74%	100%

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	# of Buildings	Existing Square Feet	Leased %	Annualized Revenue Per Leased SF (10)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future SF (11)

6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	$10.81	N	S	386,000
North First Business Park	San Jose CA	5	190,636	75.8%	14.84	N	S	683,000
601 Massachusetts Avenue (formerly 635 Massachusetts Avenue)	East End Washington DC	1	211,000	100.0%	28.31	N	CBD	478,000

Total Properties held for Re-Development		7	428,024	89.2%	$22.00			1,547,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share. Includes net revenue and interest carry during lease up period and acquisition expenses.
(3)	Represents percentage leased as of August 3, 2012, including leases with future commencement dates, and excludes residential space.
(4)	Represents the portion of the project which no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	The Company commenced redevelopment of Two Patriots Park on January 3, 2012 and expects to have it available for occupancy during the second quarter of 2013. Project cost includes the incremental costs related to redevelopment and excludes original investment in the asset.
(6)	The project is part of a lease extension and space expansion with a tenant at Cambridge Center for approximately 292,000 square feet.
(7)	Investment to Date excludes approximately $24.8 million of cost that were expensed in prior periods in connection with the suspension of development activities. Estimated Total Investment includes approximately $230 million of interest capitalization.
(8)	The square footage for The Avant at Reston Town Center was previously reported with gross square footage of 420,000 square feet; this has been updated to properly reflect rentable square footage of 355,668 square feet.
(9)	The Company commenced redevelopment of One Patriots Park on July 5, 2011 and it was placed in service on May 4, 2012 Project cost includes the incremental costs related to redevelopment and excludes original investment in the asset.
(10)	For disclosures relating to our definition of Annualized Revenue, see page 51.
(11)	The incremental square footage increase in Estimated Future SF is included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 49.

Boston Properties, Inc.

Second Quarter 2012

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of June 30, 2012

Location	Acreage	Approximate Developable Square Feet

San Jose, CA (1) (2)	44.0	2,409,364
Reston, VA (1)	36.3	1,253,886
Waltham, MA	25.4	1,150,000
Gaithersburg, MD	27.0	850,000
Springfield, VA (1)	17.8	773,612
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Boston, MA	1.0	450,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Washington, DC (1)	1.0	267,000
Andover, MA	10.0	110,000
New York, NY (50% ownership) (3)	0.2	TBD

	367.4	9,482,862

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of June 30, 2012

Location	Acreage	Approximate Developable Square Feet

Princeton, NJ (4)	143.1	1,780,000
Cambridge, MA (5)	—	207,500

	143.1	1,987,500

(1)	Excludes the existing square footage related to sites being held for future re-development included on page 48.
(2)	Includes an additional 460,000 of developable square footage at our 3200 Zanker Road project.
(3)	The venture owns five lots with air rights and developable square footage remains to be determined.
(4)	Option to purchase at a fixed price of $30.50 per square foot plus annual non-refundable option payments of $125,000.
(5)	Includes 7,500 square feet of development rights for office / lab space and the option to purchase 200,000 square feet of residential rights. We executed a lease this quarter that utilized 42,500 of the 50,000 square feet of office / lab development rights previously reported.

Boston Properties, Inc.

Second Quarter 2012

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated real estate, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to Boston Properties, Inc. and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, fair value interest adjustment, losses from early extinguishments of debt, ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment, non-cash stock-based compensation expense, and partners’ share of joint venture 2nd generation tenant improvement and leasing commissions, (2) eliminating the effects of straight-line rent and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions (included in the period in which the lease commences); and (4) subtracting the non-cash termination adjustment. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. The calculation of total consolidated market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Combined Debt to Total Combined Market Capitalization Ratio

Total combined debt to total combined market capitalization ratio, defined as total combined debt (which equals our total consolidated debt plus our share of unconsolidated joint venture debt) as a percentage of the market value of our outstanding equity securities plus our total combined debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total combined market capitalization is the sum of (A) our total combined debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. The calculation of total combined market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved.

We present this ratio because, following our acquisitions of the General Motors Building, Two Grand Central Tower, 125 West 55th Street and 540 Madison Avenue through unconsolidated joint ventures in June and August 2008, our share of unconsolidated joint venture debt increased significantly compared to prior periods when the amount of assets held through unconsolidated joint ventures was significantly smaller. In light of the difference between our total consolidated debt and our total combined debt, we believe that also presenting our total combined debt to total combined market capitalization may provide investors with a more complete picture of our leverage. Investors should understand that our total combined debt to total combined market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total combined debt to total combined market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

Second Quarter 2012

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, corporate general and administrative expense, transaction costs, depreciation and amortization, losses (gains) from investments in securities and interest expense, less development and management services income, income from unconsolidated joint ventures, interest and other income, gains from early extinguishment of debt, income (loss) from discontinued operations and gains on sale of real estate from discontinued operations. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of net operating income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Portfolio Net Operating Income (NOI)

Portfolio NOI is a non-GAAP financial measure equal to Combined NOI less our share of net operating income from the Value-Added Fund in recognition of the fact that we do not include non-core office properties held by the fund in the Company’s portfolio information tables or other portfolio level statistics because they have deficiencies in property characteristics which provide opportunity to create value. In some cases we also present Portfolio NOI on a cash basis, which is Portfolio NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI and Combined NOI, we use Portfolio NOI internally as a performance measure and believe Portfolio NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant, but excludes the impact of the Value-Added Fund. Therefore, we believe Portfolio NOI is a useful measure for evaluating the operating performance of our active portfolio, including both consolidated assets and those held by our unconsolidated joint ventures. Our management also uses Portfolio NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI and Combined NOI, we believe Portfolio NOI is useful to investors as a performance measure because, when compared across periods, Portfolio NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Portfolio NOI presented by us may not be comparable to Portfolio NOI reported by other REITs that define Portfolio NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Portfolio NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Portfolio NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures (other than the Value-Added Fund). In-service properties exclude hotel and residential properties.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures (other than the Value-Added Fund).

Annualized Revenue

Rental obligations at the end of the reporting period, including contractual base rents, percentage rent and reimbursements from tenants under existing leases, multiplied by twelve. These annualized amounts exclude rent abatements.

Future Annualized Revenue

Rental obligations including the sum of (i) contractual base rents at lease expiration and (ii) percentage rent and reimbursements from tenants at the end of the current reporting period, multiplied by twelve. These annualized amounts exclude rent abatements.

Boston Properties, Inc.

Second Quarter 2012

Definitions

Average Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted average number of occupied units.

Economic Occupancy

Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing occupied units at contract rates and vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Market Rents

Market Rents used by the Company in calculating Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Physical Occupancy

Physical occupancy is defined as the number of occupied units divided by the total number of units, expressed as a percentage.